Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended December 31, 2023

THE COMPANY

Boston Properties, Inc. (NYSE: BXP) (“BXP” or the “Company”) is the largest publicly traded developer, owner, and manager of premier workplaces in the United States, concentrated in six dynamic gateway markets - Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC. BXP has delivered places that power progress for our clients and communities for more than 50 years. BXP is a fully integrated real estate company, organized as a real estate investment trust (REIT). Including properties owned by joint ventures, BXP’s portfolio totals 53.3 million square feet and 188 properties, including 10 properties under construction/redevelopment. BXP’s properties include 167 office properties, 14 retail properties (including two retail properties under construction/redevelopment), six residential properties (including one residential property under construction) and one hotel. BXP is well-known for its in-house building management expertise and responsiveness to clients’ needs. BXP holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy clients. BXP actively works to promote its growth and operations in a sustainable and responsible manner.  BXP has earned a twelfth consecutive GRESB “Green Star” recognition and the highest GRESB 5-star Rating. BXP, an S&P 500 company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “anticipates,” “believes,” “budgeted,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will,” and similar expressions that do not relate to historical matters. These statements are based on our current plans, expectations, projections and assumptions about future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond BXP’s control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statements. These factors include, without limitation, the risks and uncertainties related to the impact of changes in general economic and capital market conditions, including continued inflation, increased interest rates, supply chain disruptions, labor market disruptions, dislocation and volatility in capital markets, potential longer-term changes in consumer and client behavior resulting from the severity and duration of any downturn in the U.S. or global economy, general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases on favorable terms, changes in client preferences and space utilization, dependence on clients’ financial condition, and competition from other developers, owners and operators of real estate), the impact of geopolitical conflicts, the immediate and long-term impact of the outbreak of a highly infectious or contagious disease on our and our clients’ financial condition, results of operations and cash flows (including the impact of actions taken to contain the outbreak or mitigate its impact, the direct and indirect economic effects of the outbreak and containment measures on our clients, and the ability of our clients to successfully operate their businesses), the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our interest rate hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, the uncertainties of costs to comply with regulatory changes (including potential costs to comply with the Securities and Exchange Commission’s proposed rules to standardize climate-related disclosures) and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. BXP does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 56.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 60.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	BXP	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Helen Han
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Vice President, Investor Relations
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3429 or
(t) 617.236.3300		investorrelations@bxp.com	hhan@bxp.com
(t) 617.236.3429
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
at 617.236.3352 or
mlabelle@bxp.com
(Cover photos left to right: Renderings of 290 and 300 Binney Street, Cambridge, MA)

Q4 2023
Table of contents

Q4 2023
Company profile
SNAPSHOT

(as of December 31, 2023)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures and properties under development/redevelopment)	188
Total Square Feet (includes unconsolidated joint ventures and properties under development/redevelopment)	53.3 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1,2]	175.5 million
Closing Price, at the end of the quarter	$70.17 per share
Dividend - Quarter/Annualized	$0.98/$3.92 per share
Dividend Yield	5.6%
Consolidated Market Capitalization [2]	$28.2 billion
BXP’s Share of Market Capitalization [2,3]	$28.2 billion
Unsecured Senior Debt Ratings [4]	BBB+ (S&P); Baa2 (Moody’s)
STRATEGY

BXP’s primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our business strategy are to:
•continue to embrace our leadership position in the premier workplace segment and leverage our strength in portfolio quality, client relationships, development skills, market penetration, and sustainability to profitably build market share;
•maintain a keen focus on select dynamic gateway markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC;
•invest in the highest quality buildings (primarily premier workplaces) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction, marketing, legal, and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our clients and (4) develop and manage our assets in the most sustainable manner possible;
•pursue attractive asset class adjacencies where we have a track record of success, such as life sciences and residential development;
•maintain a leadership position in sustainability innovation to minimize emissions from BXP’s development and in-service portfolio, as well as to provide clients sustainable solutions for their space use needs;
•ensure a strong balance sheet to maintain consistent access to capital and the ability to make new investments at opportune times; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our clients, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors
Owen D. Thomas	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Douglas T. Linde		Douglas T. Linde	President
Joel I. Klein	Lead Independent Director	Raymond A. Ritchey	Senior Executive Vice President
Kelly A. Ayotte		Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Bruce W. Duncan	Chair of Compensation Committee	Donna D. Garesche	Executive Vice President, Chief Human Resources Officer
Carol B. Einiger		Bryan J. Koop	Executive Vice President, Boston Region
Diane J. Hoskins	Chair of Sustainability Committee	Robert E. Pester	Executive Vice President, San Francisco Region
Mary E. Kipp	Chair of Audit Committee	Hilary Spann	Executive Vice President, New York Region
Matthew J. Lustig	Chair of Nominating & Corporate	Peter V. Otteni	Executive Vice President, Co-Head of the Washington, DC
	Governance Committee		Region
William H. Walton, III		John J. Stroman	Executive Vice President, Co-Head of the Washington, DC
Derek A. (Tony) West			Region
		Rodney C. Diehl	Senior Vice President, Co-Head of the West Coast Regions
		Eric G. Kevorkian	Senior Vice President, Chief Legal Officer and Secretary
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
		James J. Whalen	Senior Vice President, Chief Information & Technology Officer
___________________
1Common units and LTIP units are units of limited partnership interest in Boston Properties Limited Partnership, the entity through which the Company conducts substantially all of its business.
2For additional detail, see page 27.
3For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4In January 2024, the Company’s S&P credit rating was downgraded to BBB.

Q4 2023
Guidance and assumptions
GUIDANCE

BXP’s guidance for the first quarter 2024 and full year 2024 for diluted earnings per common share attributable to Boston Properties, Inc. (EPS) and diluted funds from operations (FFO) per common share attributable to Boston Properties, Inc. is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, interest rates, the timing of the lease-up of available space, the timing of development cost outlays and development deliveries, and the earnings impact of the events referenced in the Company’s earnings release issued on January 30, 2024 and those referenced during the related conference call.  The estimates do not include (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, (2) the impacts of any other capital markets activity, (3) future write-offs or reinstatements of accounts receivable and accrued rent balances, or (4) future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense, impairment losses on depreciable real estate, and any gains or losses associated with disposition activity. BXP is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate, or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 58. There can be no assurance that BXP’s actual results will not differ materially from the estimates set forth below.

	First Quarter 2024		Full Year 2024
	Low	High	Low	High
Projected EPS (diluted)	$0.66	$0.68	$2.26	$2.46
Add:
Projected Company share of real estate depreciation and amortization [1]	1.20	1.20	4.88	4.88
Projected Company share of (gains)/losses on sales of real estate, gain on investment from unconsolidated joint venture and impairments	(0.14)	(0.14)	(0.14)	(0.14)
Projected FFO per share (diluted)	$1.72	$1.74	$7.00	$7.20

ASSUMPTIONS
(dollars in thousands)

	Full Year 2024
	Low	High
Operating property activity:
Average In-service portfolio occupancy	87.20%	88.60%
Decrease in BXP’s Share of Same Property net operating income (excluding termination income)	(3.00)%	(1.00)%
Decrease in BXP’s Share of Same Property net operating income - cash (excluding termination income)	(3.00)%	(1.00)%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excluding asset sales)	$75,000	$82,000
BXP’s Share of incremental net operating income related to asset sales over prior year	$(6,000)	$(6,000)
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$110,000	$125,000
Termination income	$5,000	$8,000

Other revenue (expense):
Development, management services and other revenue	$25,000	$28,000
General and administrative expense [2]	$(163,000)	$(159,000)
Consolidated net interest expense	$(590,000)	$(570,000)
Unconsolidated joint venture interest expense	$(78,000)	$(72,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(148,000)	$(138,000)

_______________
1 Excludes estimated non-real estate related amortization of $0.01 and $0.05 per share for First Quarter 2024 and Full Year 2024 respectively.
2 Excludes estimated changes in the market value of the Company’s deferred compensation plan and gains (losses) from investments in securities.

Q4 2023
Financial highlights
(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	31-Dec-23	30-Sep-23
Net income (loss) attributable to Boston Properties, Inc.	$119,925	$(111,826)
Net income (loss) attributable to Boston Properties, Inc. per share - diluted	$0.76	$(0.71)
FFO attributable to Boston Properties, Inc. [1]	$286,203	$292,822
Diluted FFO per share [1]	$1.82	$1.86
Dividends per common share	$0.98	$0.98
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$224,423	$210,044

Selected items:
Revenue	$828,933	$824,283
Recoveries from clients	$130,296	$134,599
Service income from clients	$2,175	$2,870
BXP’s Share of revenue [3]	$811,157	$808,803
BXP’s Share of straight-line rent [3]	$28,765	$16,647
BXP’s Share of fair value lease revenue [3,4]	$3,441	$3,907
BXP’s Share of termination income [3]	$10,350	$2,935
Ground rent expense	$3,611	$3,589
Capitalized interest	$9,207	$9,676
Capitalized wages	$2,588	$4,416
Income (loss) from unconsolidated joint ventures [5]	$22,250	$(247,556)
BXP’s share of FFO from unconsolidated joint ventures [6]	$16,602	$14,957
Net income attributable to noncontrolling interests in property partnerships	$19,324	$20,909
FFO attributable to noncontrolling interests in property partnerships [7]	$38,608	$39,083

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$9,412	$3,196
Below-market rents (included within Other Liabilities)	$36,533	$38,049
Accrued rental income liability (included within Other Liabilities)	$103,530	$107,462

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [8]	2.90	3.00
Interest Coverage Ratio (including capitalized interest) [8]	2.70	2.79
Fixed Charge Coverage Ratio [8]	2.46	2.53
BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [9]	7.37	7.28
Change in BXP’s Share of Same Property Net Operating Income (NOI) (excluding termination income) [10]	(1.5)%	(0.3)%
Change in BXP’s Share of Same Property NOI (excluding termination income) - cash [10]	(1.0)%	1.7%
FAD Payout Ratio [2]	76.68%	81.94%
Operating Margins [(rental revenue - rental expense)/rental revenue]	62.3%	62.4%
Occupancy % of In-Service Properties [11]	88.4%	88.8%
Leased % of In-Service Properties [12]	89.9%	90.4%

Capitalization:
Consolidated Debt	$15,856,297	$14,961,715
BXP’s Share of Debt [13]	$15,917,577	$15,120,033
Consolidated Market Capitalization	$28,172,185	$25,401,704
Consolidated Debt/Consolidated Market Capitalization	56.28%	58.90%
BXP’s Share of Market Capitalization [13]	$28,233,465	$25,560,022
BXP’s Share of Debt/BXP’s Share of Market Capitalization [13]	56.38%	59.16%
_____________
1For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. and Diluted FFO per share, see page 7.
2For a quantitative reconciliation of FAD, see page 8. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5For the three months ended December 31, 2023, includes an approximately $29.9 million gain on the consolidation of Santa Monica Business Park, see page 37. For the three months ended September 30, 2023, includes an impairment charge totaling approximately $272.6 million related to the Company’s investment in four unconsolidated joint ventures, partially offset by a gain of approximately $35.8 million related to the Company’s investment in Metropolitan Square.
6For a quantitative reconciliation for the three months ended December 31, 2023, see page 37.
7For a quantitative reconciliation for the three months ended December 31, 2023, see page 34.

Q4 2023
Financial highlights (continued)
8For a quantitative reconciliation for the three months ended December 31, 2023 and September 30, 2023, see page 32.
9For a quantitative reconciliation for the three months ended December 31, 2023 and September 30, 2023, see page 31.
10For a quantitative reconciliation for the three months ended December 31, 2023 and September 30, 2023, see pages 11, 66 and 67.
11Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Excludes hotel and residential properties.
12Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. Excludes hotel and residential properties.
13For a quantitative reconciliation for December 31, 2023, see page 27.

Q4 2023
Consolidated Balance Sheets
(unaudited and in thousands)

	31-Dec-23	30-Sep-23
ASSETS
Real estate	$25,504,868	$24,809,369
Construction in progress	547,280	551,330
Land held for future development	697,061	670,691
Right of use assets - finance leases [1]	401,680	237,532
Right of use assets - operating leases	324,298	322,790
Less accumulated depreciation	(6,881,728)	(6,723,616)
Total real estate	20,593,459	19,868,096
Cash and cash equivalents	1,531,477	882,647
Cash held in escrows	81,090	47,741
Investments in securities	36,337	32,809
Tenant and other receivables, net	122,407	123,138
Note receivable, net	1,714	—
Related party note receivable, net	88,779	88,807
Sales-type lease receivable, net	13,704	13,475
Accrued rental income, net	1,355,212	1,331,796
Deferred charges, net	760,421	692,386
Prepaid expenses and other assets	64,230	121,431
Investments in unconsolidated joint ventures	1,377,319	1,536,822
Total assets	$26,026,149	$24,739,148

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$4,166,379	$3,275,974
Unsecured senior notes, net	10,491,617	10,488,568
Unsecured line of credit	—	—
Unsecured term loan, net	1,198,301	1,197,173
Lease liabilities - finance leases [1]	417,961	253,178
Lease liabilities - operating leases	350,391	341,299
Accounts payable and accrued expenses	458,329	462,240
Dividends and distributions payable	171,176	171,916
Accrued interest payable	133,684	128,422
Other liabilities [1]	445,947	380,014
Total liabilities	17,833,785	16,698,784

Commitments and contingencies	—	—
Redeemable deferred stock units	8,383	6,788

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 157,019,766 and 157,018,080 issued and 156,940,866 and 156,939,180 outstanding at December 31, 2023 and September 30, 2023, respectively	1,569	1,569
Additional paid-in capital	6,715,149	6,568,645
Dividends in excess of earnings	(816,152)	(782,275)
Treasury common stock at cost, 78,900 shares at December 31, 2023 and September 30, 2023	(2,722)	(2,722)
Accumulated other comprehensive income (loss)	(21,147)	2,866
Total stockholders’ equity attributable to Boston Properties, Inc.	5,876,697	5,788,083

Noncontrolling interests:
Common units of the Operating Partnership	666,580	656,587
Property partnerships	1,640,704	1,588,906
Total equity	8,183,981	8,033,576
Total liabilities and equity	$26,026,149	$24,739,148
____________
1On December 14, 2023, the Company acquired and consolidated it’s partner’s 45% interest in Santa Monica Business Park and consolidated the Company's investment in the asset. As a result, the Company recorded approximately $164.1 million and $163.1 million of Right of Use Assets – Finance Leases and Lease Liabilities – Finance Leases, respectively, related to the ground lease at Santa Monica Business Park. In accordance with Accounting Standards Codification 805 “Business Combinations”, the Company was required to fair value the ground lease. The fair value adjustment of approximately $46.1 million has been recorded within “Other Liabilities”. For additional details, see page 13.

Q4 2023
Consolidated Income Statements
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Dec-23	30-Sep-23
Revenue
Lease	$768,884	$767,181
Parking and other	30,676	29,649
Insurance proceeds	821	779
Hotel revenue	11,803	13,484
Development and management services	12,728	9,284
Direct reimbursements of payroll and related costs from management services contracts	4,021	3,906
Total revenue	828,933	824,283
Expenses
Operating	160,360	159,304
Real estate taxes	140,477	140,368
Restoration expenses related to insurance claims	574	520
Hotel operating	8,373	9,020
General and administrative [1]	38,771	31,410
Payroll and related costs from management services contracts	4,021	3,906
Transaction costs	2,343	751
Depreciation and amortization	212,067	207,435
Total expenses	566,986	552,714
Other income (expense)
Income (loss) from unconsolidated joint ventures [2]	22,250	(247,556)
Gains on sales of real estate	—	517
Gains (losses) from investments in securities [1]	3,245	(925)
Losses from interest rate contracts	(79)	—
Unrealized loss on non-real estate investment	(93)	(51)
Interest and other income (loss)	20,965	20,715
Interest expense	(155,080)	(147,812)
Net income (loss)	153,155	(103,543)
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(19,324)	(20,909)
Noncontrolling interest - common units of the Operating Partnership [3]	(13,906)	12,626
Net income (loss) attributable to Boston Properties, Inc.	$119,925	$(111,826)

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income (loss) attributable to Boston Properties, Inc. per share - basic	$0.76	$(0.71)
Net income (loss) attributable to Boston Properties, Inc. per share - diluted	$0.76	$(0.71)

_____________
1Includes $3.2 million and $(0.9) million for the three months ended December 31, 2023 and September 30, 2023, respectively, related to the Company’s deferred compensation plan.
2For the three months ended December 31, 2023, includes an approximately $29.9 million gain on the consolidation of Santa Monica Business Park, see page 37. For the three months ended September 30, 2023, includes an impairment charge totaling approximately $272.6 million related to the Company’s investment in four unconsolidated joint ventures, partially offset by a gain of approximately $35.8 million related to the Company’s investment in Metropolitan Square.
3For additional detail, see page 7.

Q4 2023
Funds from operations (FFO) [1]
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	31-Dec-23	30-Sep-23
Net income (loss) attributable to Boston Properties, Inc.	$119,925	$(111,826)
Add:
Noncontrolling interest - common units of the Operating Partnership	13,906	(12,626)
Noncontrolling interests in property partnerships	19,324	20,909
Net income (loss)	153,155	(103,543)
Add:
Depreciation and amortization expense	212,067	207,435
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(19,284)	(18,174)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	24,132	25,666
Corporate-related depreciation and amortization	(453)	(446)
Non-real estate related amortization	(1,681)	—
Impairment losses included within income (loss) from unconsolidated joint ventures	—	272,603
Less:
Gains on sales of real estate	—	517
Gain on investment included within income (loss) from unconsolidated joint ventures	—	35,756
Gain on sale / consolidation included within income (loss) from unconsolidated joint ventures [3]	28,412	—
Gain on sales-type lease included within income (loss) from unconsolidated joint ventures [3]	1,368	—
Unrealized loss on non-real estate investment	(93)	(51)
Noncontrolling interests in property partnerships	19,324	20,909
FFO attributable to the Operating Partnership (including Boston Properties, Inc.) (Basic FFO)	318,925	326,410
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	32,722	33,588
FFO attributable to Boston Properties, Inc.	$286,203	$292,822

Boston Properties, Inc.’s percentage share of Basic FFO	89.74%	89.71%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	10.26%	10.29%
Basic FFO per share	$1.82	$1.87
Weighted average shares outstanding - basic	156,945	156,880
Diluted FFO per share	$1.82	$1.86
Weighted average shares outstanding - diluted	157,276	157,269

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	31-Dec-23	30-Sep-23
Basic FFO	$318,925	$326,410
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	318,925	326,410
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	32,658	33,522
Boston Properties, Inc.’s share of Diluted FFO	$286,267	$292,888

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	31-Dec-23	30-Sep-23
Shares/units for Basic FFO	174,894	174,882
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	331	389
Shares/units for Diluted FFO	175,225	175,271
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,949	18,002
Boston Properties, Inc.’s share of shares/units for Diluted FFO	157,276	157,269

Boston Properties, Inc.’s percentage share of Diluted FFO	89.76%	89.73%
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation for the three months ended December 31, 2023, see page 34.
3For a quantitative reconciliation for the three months ended December 31, 2023, see page 37.

Q4 2023
Funds available for distributions (FAD) [1]
(dollars in thousands)

	Three Months Ended
	31-Dec-23	30-Sep-23
Net income (loss) attributable to Boston Properties, Inc.	$119,925	$(111,826)
Add:
Noncontrolling interest - common units of the Operating Partnership	13,906	(12,626)
Noncontrolling interests in property partnerships	19,324	20,909
Net income (loss)	153,155	(103,543)
Add:
Depreciation and amortization expense	212,067	207,435
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(19,284)	(18,174)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	24,132	25,666
Corporate-related depreciation and amortization	(453)	(446)
Non-real estate related amortization	(1,681)	—
Impairment losses included within loss from unconsolidated joint ventures	—	272,603
Less:
Gains on sales of real estate	—	517
Gain on investment included within loss from unconsolidated joint ventures	—	35,756
Gain on sale / consolidation included within income (loss) from unconsolidated joint ventures [3]	28,412	—
Gain on sales-type lease included within income (loss) from unconsolidated joint ventures [3]	1,368	—
Unrealized loss on non-real estate investment	(93)	(51)
Noncontrolling interests in property partnerships	19,324	20,909
Basic FFO	318,925	326,410
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements [1,4]	1,314	(5,963)
BXP’s Share of hedge amortization, net of costs [1]	2,030	(473)
BXP’s share of fair value interest adjustment [1]	639	499
BXP’s Share of straight-line ground rent expense adjustment [1,5]	174	854
Stock-based compensation	4,469	4,843
Non-real estate depreciation and amortization	2,134	446
Unearned portion of capitalized fees from consolidated joint ventures [6]	561	1,283
Less:
BXP’s Share of straight-line rent [1]	28,765	16,647
BXP’s Share of fair value lease revenue [1,7]	3,441	3,907
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	53,709	79,932
BXP’s Share of maintenance capital expenditures [1,8]	16,165	16,995
BXP’s Share of amortization and accretion related to sales type lease [1]	256	233
Hotel improvements, equipment upgrades and replacements	358	141
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$224,423	$210,044

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	$172,095	$172,101

FAD Payout Ratio[1] (B÷A)	76.68%	81.94%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation for the three months ended December 31, 2023, see page 34.
3 For additional information for the three months ended December 31, 2023, see page 37.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2025 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.
6See page 62 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Maintenance capital expenditures do not include capital expenditures that are planned at the time of acquisition or capital expenditures incurred in connection with repositioning activities.

Q4 2023
Reconciliation of net income (loss) attributable to Boston Properties, Inc. to BXP’s Share of same property net operating income (NOI)

(in thousands)

	Three Months Ended
	31-Dec-23	31-Dec-22
Net income attributable to Boston Properties, Inc.	$119,925	$121,790
Net income attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	13,906	13,972
Noncontrolling interest in property partnerships	19,324	19,961
Net income	153,155	155,723
Add:
Interest expense	155,080	119,923
Unrealized loss on non-real estate investment	93	150
Losses from interest rate contracts	79	—
Depreciation and amortization expense	212,067	198,330
Transaction costs	2,343	759
Payroll and related costs from management services contracts	4,021	4,246
General and administrative expense	38,771	36,000
Less:
Interest and other income (loss)	20,965	5,789
Gains from investments in securities	3,245	2,096
Gain on sales-type lease	—	10,058
Gains on sales of real estate	—	55,726
Income (loss) from unconsolidated joint ventures	22,250	(58,451)
Direct reimbursements of payroll and related costs from management services contracts	4,021	4,246
Development and management services revenue	12,728	8,406
Net Operating Income (NOI)	502,400	487,261
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	38,520	37,734
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	49,263	48,589
BXP’s Share of NOI	491,657	476,406
Less:
Termination income	10,485	1,723
BXP’s share of termination income from unconsolidated joint ventures [1]	—	803
Add:
Partners’ share of termination income from consolidated joint ventures [2]	135	206
BXP’s Share of NOI (excluding termination income)	$481,307	$474,086

Net Operating Income (NOI)	$502,400	$487,261
Less:
Termination income	10,485	1,723
NOI from non Same Properties (excluding termination income) [3]	23,045	9,117
Same Property NOI (excluding termination income)	468,870	476,421
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	49,128	48,383
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	—	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	38,520	36,931
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	10,005	9,667
BXP’s Share of Same Property NOI (excluding termination income)	$448,257	$455,302

_____________
1For a quantitative reconciliation for the three months ended December 31, 2023, see page 65.
2For a quantitative reconciliation for the three months ended December 31, 2023, see pages 62-63.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to December 31, 2023 and therefore are no longer a part of the Company’s property portfolio.

Q4 2023
Reconciliation of net income (loss) attributable to Boston Properties, Inc. to BXP’s Share of same property net operating income (NOI) - cash
(in thousands)

	Three Months Ended
	31-Dec-23	31-Dec-22
Net income attributable to Boston Properties, Inc.	$119,925	$121,790
Net loss attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	13,906	13,972
Noncontrolling interest in property partnerships	19,324	19,961
Net income	153,155	155,723
Add:
Interest expense	155,080	119,923
Unrealized loss on non-real estate investment	93	150
Losses from interest rate contracts	79	—
Depreciation and amortization expense	212,067	198,330
Transaction costs	2,343	759
Payroll and related costs from management services contracts	4,021	4,246
General and administrative expense	38,771	36,000
Less:
Interest and other income (loss)	20,965	5,789
Gains from investments in securities	3,245	2,096
Gain on sales-type lease	—	10,058
Gains on sales of real estate	—	55,726
Income (loss) from unconsolidated joint ventures	22,250	(58,451)
Direct reimbursements of payroll and related costs from management services contracts	4,021	4,246
Development and management services revenue	12,728	8,406
Net Operating Income (NOI)	502,400	487,261
Less:
Straight-line rent	29,235	32,038
Fair value lease revenue	2,518	3,088
Amortization and accretion related to sales type lease	238	—
Termination income	10,485	1,723
Add:
Straight-line ground rent expense adjustment [1]	578	631
Lease transaction costs that qualify as rent inducements [2]	1,276	11,212
NOI - cash (excluding termination income)	461,778	462,255
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	13,308	8,649
Same Property NOI - cash (excluding termination income)	448,470	453,606
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	44,606	43,709
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	—	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	33,704	33,154
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	7,368	8,657
BXP’s Share of Same Property NOI - cash (excluding termination income)	$430,200	$434,394
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(543) and $(369) for the three months ended December 31, 2023 and 2022, respectively. As of December 31, 2023, the Company has remaining lease payments aggregating approximately $24.3 million, all of which it expects to incur by the end of 2025 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2025 may vary significantly.
2Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to December 31, 2023 and therefore are no longer a part of the Company’s property portfolio.
4For a quantitative reconciliation for the three months ended December 31, 2023, see page 63.
5For a quantitative reconciliation for the three months ended December 31, 2023, see page 65.

Q4 2023
Same property net operating income (NOI) by reportable segment
(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Dec-23	31-Dec-22	Change	Change	31-Dec-23	31-Dec-22	Change	Change
Rental Revenue [2]	$753,990	$737,064			$23,627	$22,569
Less: Termination income	10,485	1,723			—	—
Rental revenue (excluding termination income) [2]	743,505	735,341	$8,164	1.1%	23,627	22,569	$1,058	4.7%
Less: Operating expenses and real estate taxes	283,623	268,178	15,445	5.8%	14,639	13,311	1,328	10.0%
NOI (excluding termination income) [2,3]	$459,882	$467,163	$(7,281)	(1.6)%	$8,988	$9,258	$(270)	(2.9)%

Rental revenue (excluding termination income) [2]	$743,505	$735,341	$8,164	1.1%	$23,627	$22,569	$1,058	4.7%
Less: Straight-line rent and fair value lease revenue	22,046	34,512	(12,466)	(36.1)%	148	22	126	572.7%
Add: Lease transaction costs that qualify as rent inducements [4]	1,216	11,088	(9,872)	(89.0)%	—	—	—	—%
Subtotal	722,675	711,917	10,758	1.5%	23,479	22,547	932	4.1%
Less: Operating expenses and real estate taxes	283,623	268,178	15,445	5.8%	14,639	13,311	1,328	10.0%
Add: Straight-line ground rent expense [5]	578	631	(53)	(8.4)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$439,630	$444,370	$(4,740)	(1.1)%	$8,840	$9,236	$(396)	(4.3)%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Dec-23	31-Dec-22	Change	Change	31-Dec-23	31-Dec-22	Change	Change
Rental Revenue [2]	$777,617	$759,633			$47,080	$46,282
Less: Termination income	10,485	1,723			—	802
Rental revenue (excluding termination income) [2]	767,132	757,910	$9,222	1.2%	47,080	45,480	$1,600	3.5%
Less: Operating expenses and real estate taxes	298,262	281,489	16,773	6.0%	18,565	18,216	349	1.9%
NOI (excluding termination income) [2,3]	$468,870	$476,421	$(7,551)	(1.6)%	$28,515	$27,264	$1,251	4.6%

Rental revenue (excluding termination income) [2]	$767,132	$757,910	$9,222	1.2%	$47,080	$45,480	$1,600	3.5%
Less: Straight-line rent and fair value lease revenue	22,194	34,534	(12,340)	(35.7)%	2,193	2,741	(548)	(20.0)%
Add: Lease transaction costs that qualify as rent inducements [4]	1,216	11,088	(9,872)	(89.0)%	(125)	(168)	43	25.6%
Subtotal	746,154	734,464	11,690	1.6%	44,762	42,571	2,191	5.1%
Less: Operating expenses and real estate taxes	298,262	281,489	16,773	6.0%	18,565	18,216	349	1.9%
Add: Straight-line ground rent expense [5]	578	631	(53)	(8.4)%	139	142	(3)	(2.1)%
NOI - cash (excluding termination income) 2, [3]	$448,470	$453,606	$(5,136)	(1.1)%	$26,336	$24,497	$1,839	7.5%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share [2,6]
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Dec-23	31-Dec-22	Change	Change	31-Dec-23	31-Dec-22	Change	Change
Rental Revenue [2]	$81,441	$78,912			$743,256	$727,003
Less: Termination income	135	206			10,350	2,319
Rental revenue (excluding termination income) [2]	81,306	78,706	$2,600	3.3%	732,906	724,684	$8,222	1.1%
Less: Operating expenses and real estate taxes	32,178	30,323	1,855	6.1%	284,649	269,382	15,267	5.7%
NOI (excluding termination income) [2,3]	$49,128	$48,383	$745	1.5%	$448,257	$455,302	$(7,045)	(1.5)%

Rental revenue (excluding termination income) [2]	$81,306	$78,706	$2,600	3.3%	$732,906	$724,684	$8,222	1.1%
Less: Straight-line rent and fair value lease revenue	4,686	4,775	(89)	(1.9)%	19,701	32,500	(12,799)	(39.4)%
Add: Lease transaction costs that qualify as rent inducements [4]	164	101	63	62.4%	927	10,819	(9,892)	(91.4)%
Subtotal	76,784	74,032	2,752	3.7%	714,132	703,003	11,129	1.6%
Less: Operating expenses and real estate taxes	32,178	30,323	1,855	6.1%	284,649	269,382	15,267	5.7%
Add: Straight-line ground rent expense [5]	—	—	—	—%	717	773	(56)	(7.2)%
NOI - cash (excluding termination income) 2, [3]	$44,606	$43,709	$897	2.1%	$430,200	$434,394	$(4,194)	(1.0)%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
3For a quantitative reconciliation of net income attributable to Boston Properties, Inc. to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 9-10.
4Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
5Excludes the straight-line impact of approximately $(543) and $(369) for the three months ended December 31, 2023 and 2022, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station.
6BXP’s Share equals (A) + (B) - (C).

Q4 2023
Capital expenditures, tenant improvement costs and leasing commissions
(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	31-Dec-23	30-Sep-23
Maintenance capital expenditures	$18,302	$19,599
Planned capital expenditures associated with acquisition properties	73	32
Repositioning capital expenditures	10,919	10,575
Hotel improvements, equipment upgrades and replacements	358	141
Subtotal	29,652	30,347
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	781	91
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	1,237	2,908
BXP’s share of repositioning capital expenditures from unconsolidated JVs	—	—
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	2,918	2,695
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	1,627	622
BXP’s Share of Capital Expenditures [1]	$27,125	$30,029

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS 2

	Three Months Ended
	31-Dec-23	30-Sep-23
Square feet	823,176	1,184,449
Tenant improvements and lease commissions PSF	$83.39	$89.81

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Includes 100% of unconsolidated joint ventures.

Q4 2023
Acquisitions and dispositions
For the period from January 1, 2023 through December 31, 2023
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)
13100 and 13150 Worldgate Drive (50% ownership) [1]	Herndon, VA	January 31, 2023	N/A	$17,000	$—	$17,000	N/A
Santa Monica Business Park (45% ownership) [2]	West Los Angeles CA	December 14, 2023	1,182,605	38,000	—	38,000	84.1%
360 Park Avenue South (29% ownership) [3]	New York, NY	December 14, 2023	450,000	(25,436)	70,820	45,384	N/A
Total Acquisitions			1,632,605	$29,564	70,820	$100,384	84.1%
DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain (Loss) [4]
Metropolitan Square (20% ownership) [5]	Washington, DC	October 2, 2023	654,000	N/A	N/A	$(1,491)
300 Binney Street (45% ownership) [6]	Cambridge, MA	November 13, 2023	236,000	$473,114	$212,900	N/A
Total Dispositions			890,000	$473,114	$212,900	$(1,491)

___________________
1Consists of two vacant office buildings aggregating approximately 350,000 rentable square feet and a 1,200-space structured parking deck situated on a 10-acre site. The joint venture intends to redevelop the property for residential use and the vacant properties are not reflected in the Company’s in-service property listing. There can be no assurance that the joint venture will commence the development as currently contemplated or at all.
2The Company acquired its joint venture partner’s 45% ownership interest in Santa Monica Business Park located in Santa Monica, California. The Company also assumed the partner’s share of the outstanding $300.0 million mortgage debt. Subsequent to closing, the Company extended the 467,000 square foot lease with anchor client, Snap Inc., through 2036. Santa Monica Business Park is a 47-acre office park consisting of 21 buildings. Approximately 70% of the square footage is subject to a ground lease with approximately 75 years remaining, inclusive of renewal periods, subject to certain conditions.
3The Company acquired of one of its joint venture partner’s approximately 29% ownership interest in 360 Park Avenue South increasing the Company’s ownership interest in the asset to approximately 71%. The Company also assumed the partner’s share of the joint venture’s cash and working capital aggregating approximately $25 million, as well as the partner’s share of the outstanding $220.0 million mortgage debt. 360 Park Avenue South is currently under re-development.
4Excludes approximately $0.5 million of gains on sales of real estate recognized during the year ended December 31, 2023 related to gain amounts from sales of real estate occurring in prior periods.
5A joint venture in which the Company owned a 20% equity interest (with an institutional investor owning the remaining 80%) completed a restructuring of the ownership in Metropolitan Square, which resulted in (i) an affiliate of the existing mezzanine lender purchasing the property, and (ii) the Company becoming a co-lender of up to $20.0 million under a new $100.0 million mezzanine loan. Upon the sale of the property, the Company recognized a loss related to transaction costs. This loss was recorded within income (loss) from unconsolidated joint ventures in the Company’s Operating Statement.
6The Company entered into agreements to sell a 45% interest in both 290 Binney Street and 300 Binney Street, two life sciences development projects located in Kendall Square in Cambridge, Massachusetts, to Norges Bank Investment Management (“NBIM”). The properties total approximately 810,000 square feet and each is 100% pre-leased. The Company will retain a 55% ownership interest in each joint venture and will provide development, property management, and leasing services for the ventures. NBIM funded approximately $212.9 million at closing for its investment in 300 Binney Street. 300 Binney is currently under redevelopment and the above gross sales price includes all cash and deemed contributions by the partners. The Company will fund all remaining costs for 300 Binney Street. Refer to page 14. 300 Binney did not qualify as a sale of real estate for financial reporting purposes as the Company continues to effectively control the property and thus will continue to account for the property on a consolidated basis in its financial statements. The 290 Binney Street joint venture has not closed.

Q4 2023
Construction in progress
as of December 31, 2023
(dollars in thousands)
CONSTRUCTION IN PROGRESS 1

	Actual/Estimated				BXP’s share
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]	Estimated Total Investment [2]	Total Financing	Amount Drawn at 12/31/2023	Estimated Future Equity Requirement [2]	Percentage Leased [3]		Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
Construction Properties			Location
Office
360 Park Avenue South (71% ownership) [6]	Q3 2024	Q4 2025	New York, NY	450,000	$325,070	$418,300	$156,470	$156,470	$93,230	18%		—%	N/A
Reston Next Office Phase II	Q2 2024	Q2 2025	Reston, VA	90,000	39,201	61,000	—	—	21,799	—%		—%	N/A
Total Office Properties under Construction				540,000	364,271	479,300	156,470	156,470	115,029	15%		—%	—

Lab/Life Sciences
103 CityPoint	Q4 2024	Q3 2025	Waltham, MA	113,000	88,084	115,100	—	—	27,016	—%		4%	$(70)
180 CityPoint	Q4 2023	Q3 2025	Waltham, MA	329,000	217,911	290,500	—	—	72,589	43%		46%	1,177
300 Binney Street (Redevelopment) (55% ownership) [7]	Q1 2025	Q1 2025	Cambridge, MA	236,000	(24,497)	112,915	—	—	137,412	100%		—%	N/A
651 Gateway (50% ownership)	Q1 2024	Q4 2025	South San Francisco, CA	327,000	107,582	167,100	—	—	59,518	21%		—%	N/A
290 Binney Street [8]	Q2 2026	Q2 2026	Cambridge, MA	566,000	265,462	1,116,300	—	—	850,838	100%		—%	N/A
Total Lab/Life Sciences Properties under Construction				1,571,000	654,542	1,801,915	—	—	1,147,373	64%		10%	1,107

Residential
Skymark - Reston Next Residential (508 units) (20% ownership)	Q2 2024	Q2 2026	Reston, VA	417,000	33,081	47,700	28,000	14,734	1,353	—%		—%	N/A
Total Residential Property under Construction				417,000	33,081	47,700	28,000	14,734	1,353	—%		—%	N/A
Retail
760 Boylston Street (Redevelopment)	Q2 2024	Q2 2024	Boston, MA	118,000	31,490	43,800	—	—	12,310	100%		—%	N/A
Reston Next Retail	Q2 2025	Q4 2025	Reston, VA	33,000	22,366	26,600	—	—	4,234	—%		—%	N/A
Total Retail Properties under Construction				151,000	53,856	70,400	—	—	16,544	78%		—	N/A
Total Properties Under Construction				2,679,000	$1,105,750	$2,399,315	$184,470	$171,204	$1,280,299	53%	[9]	6%	$1,107

PROJECTS FULLY PLACED IN-SERVICE DURING 2023

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at 12/31/2023	Estimated Future Equity Requirement [2]			Net Operating Income [5] (BXP’s share)
	Initial Occupancy	Stabilization Date			Investment to Date [2]		Total Financing			Percentage Leased [3]
			Location	Square Feet
2100 Pennsylvania Avenue	Q2 2022	Q3 2024	Washington, DC	475,849	$381,132	$394,900	$—	$—	$13,768	95%		$3,198
View Boston observatory at The Prudential Center (Redevelopment)	Q2 2023	N/A	Boston, MA	63,000	180,819	182,300	—	—	1,481	N/A		N/A [10]
140 Kendrick - Building A (Redevelopment)	Q3 2023	Q3 2023	Needham, MA	104,166	21,159	21,900	—	—	741	100%		1,435
751 Gateway (49% ownership)	Q3 2023	Q3 2023	South San Francisco, CA	230,592	117,827	127,600	—	—	9,773	100%		2,142
Total Projects Fully Placed In-Service				873,607	$700,937	$726,700	$—	$—	$25,763	97%	[11]	$6,775

Q4 2023
Construction in progress (continued)

________________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of January 26, 2024, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
5Amounts represent Net Operating Income (Loss) for the three months ended December 31, 2023. For partially owned properties, amount represents BXP’s share based on its ownership percentage. See the Definitions and Reconciliations sections of this supplemental package starting on page 56.
6On December 14, 2023, the Company acquired an additional 29% ownership interest in the property, which has increased its total ownership to 71%. Investment to Date excludes approximately $54 million of an impairment charge.
7On November 13, 2023, the Company entered into a Joint Venture with Norges Bank Investment Management (NBIM). NBIM funded approximately $212.9 million at closing for its investment in 300 Binney Street. The Company withdrew approximately $212.9 million at closing and will fund all future costs of the project.
8Upon closing of its investments in 290 Binney Street, NBIM’s investment will reduce the Company’s share of estimated future equity requirements by approximately $533.5 million.
9Total percentage leased excludes Residential.
10Result of operations from the View Boston observatory is included within the result of operations from 800 Boylston Street - The Prudential Center.
11Total percentage leased excludes View Boston observatory at The Prudential Center.

Q4 2023
Land parcels and purchase options
as of December 31, 2023

OWNED LAND PARCELS

Location	Approximate Developable Square Feet [1]
Reston, VA	2,229,000
San Jose, CA [2]	2,830,000
New York, NY (25% ownership)	2,000,000
Princeton, NJ	1,723,000
San Jose, CA (55% ownership)	1,088,000
New York, NY (55% ownership)	895,000
San Francisco, CA	850,000
Santa Clara, CA	632,000
Washington, DC (50% ownership)	520,000
South San Francisco, CA (50% ownership)	451,000
Springfield, VA	422,000
Lexington, MA	420,000
Waltham, MA	365,000
Herndon, VA (50% ownership)	350,000
Rockville, MD [2]	356,000
El Segundo, CA (50% ownership)	275,000
Dulles, VA	150,000
Total	15,556,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [1]
Boston, MA	1,300,000
Waltham, MA 3	1,200,000
Cambridge, MA	887,000
Total	3,387,000

__________________
1Represents 100% of consolidated and unconsolidated projects.
2Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on pages 21-24.
3The Company expects to be a 50% partner in the future development of these sites.

Q4 2023
Leasing activity
for the three months ended December 31, 2023

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	5,488,950
Less:
Property dispositions/properties taken out of service [1]	22,673
Add:
Properties placed (and partially placed) in-service [2]	152,317
Leases expiring or terminated during the period	1,253,660
Total space available for lease	6,872,254

1st generation leases	353,071
2nd generation leases with new clients	486,471
2nd generation lease renewals	336,705
Total space leased	1,176,247

Vacant space available for lease at the end of the period	5,696,007
Net (increase)/decrease in available space	(207,057)

Second generation leasing information: [3]
Leases commencing during the period (SF)	823,176
Weighted average lease term (months)	100
Weighted average free rent period (days)	171
Total transaction costs per square foot [4]	$83.39
Increase (decrease) in gross rents [5]	0.12%
Increase (decrease) in net rents [6]	0.13%

	All leases (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [8]
	1st generation	2nd generation	total [7]	gross [5,7]	net [6,7]
Boston	145,181	247,381	392,562	19.27%	30.44%	153,436
Los Angeles	—	3,739	3,739	—%	—%	467,539
New York	1,794	141,188	142,982	(7.45)%	(15.40)%	567,279
San Francisco	—	170,598	170,598	(2.44)%	(3.45)%	198,686
Seattle	—	122,817	122,817	(9.52)%	(13.10)%	—
Washington, DC	206,096	137,453	343,549	(9.15)%	(13.40)%	140,662
Total / Weighted Average	353,071	823,176	1,176,247	0.12%	0.13%	1,527,602

_____________
1Total square feet of property taken out of service in Q4 2023 consists of 22,673 at 2092 Gaither Road.
2 Total square feet of properties placed in service in Q4 2023 consists of 142,147 at 180 CityPoint and 10,170 at RTC Next-Tower B.
3Second generation leases are defined as leases for space that has previously been leased. Of the 823,176 square feet of second generation leases that commenced in Q4 2023, leases for 728,242 square feet were signed in prior periods.
4Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
5Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 593,811 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
6Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 593,811 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
7Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.
8Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 108,138.

Q4 2023
Portfolio overview
for the three months ended December 31, 2023
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2

	Office	Retail	Residential	Hotel	Total
Boston	14,640,071	1,049,688	550,114	330,000	16,569,873
Los Angeles	2,187,739	126,377	—	—	2,314,116
New York	12,109,995	486,712	—	—	12,596,707
San Francisco	7,230,391	354,225	318,171	—	7,902,787
Seattle	1,508,292	26,472	—	—	1,534,764
Washington, DC	8,564,622	662,679	493,241	—	9,720,542
Total	46,241,110	2,706,153	1,361,526	330,000	50,638,789
% of Total	91.32%	5.34%	2.69%	0.65%	100.00%

Rental revenue of in-service properties by unit type 1

	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$729,738	$59,570	$11,173	$11,703	$812,184
Less:
Partners’ share from consolidated joint ventures [4]	71,879	9,562	—	—	81,441
Add:
BXP’s share from unconsolidated joint ventures [5]	57,851	2,928	2,756	—	63,535
BXP’s Share of Rental revenue [1]	$715,710	$52,936	$13,929	$11,703	$794,278
% of Total	90.12%	6.66%	1.75%	1.47%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 6

	CBD	Suburban	Total
Boston	30.85%	6.69%	37.54%
Los Angeles	2.65%	—%	2.65%
New York	24.15%	2.14%	26.29%
San Francisco	15.73%	2.45%	18.18%
Seattle	1.78%	—%	1.78%
Washington, DC	3.29%	10.27%	13.56%
Total	78.45%	21.55%	100.00%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 21-24.
3Excludes approximately $100 of revenue from retail clients that is included in Retail.
4See page 63 for additional information.
5See page 65 for additional information.
6BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. to BXP’s Share of NOI (excluding termination income), see page 9.

Q4 2023
Residential and hotel performance
(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	31-Dec-23	30-Sep-23	31-Dec-23	30-Sep-23
Rental Revenue [2]	$11,824	$11,789	$11,803	$13,484
Less: Operating expenses and real estate taxes	6,266	5,738	8,373	9,020
Net Operating Income (NOI) [2]	5,558	6,051	3,430	4,464
Add: BXP’s share of NOI from unconsolidated joint ventures	1,755	1,715	N/A	N/A
BXP’s Share of NOI [2]	$7,313	$7,766	$3,430	$4,464

Rental Revenue [2]	$11,824	$11,789	$11,803	$13,484
Less: Straight line rent and fair value lease revenue	150	70	(2)	(2)
Add: Lease transaction costs that qualify as rent inducements	—	—	—	—
Subtotal	11,674	11,719	11,805	13,486
Less: Operating expenses and real estate taxes	6,266	5,738	8,373	9,020
NOI - cash basis [2]	5,408	5,981	3,432	4,466
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	1,755	1,715	N/A	N/A
BXP’s Share of NOI - cash basis [2]	$7,163	$7,696	$3,432	$4,466

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		31-Dec-23	31-Dec-22
BOSTON

Hub50House (50% ownership), Boston, MA [2]	440
Average Monthly Rental Rate		$4,331	$4,182	3.56%
Average Rental Rate Per Occupied Square Foot		$5.94	$5.76	3.13%
Average Physical Occupancy		94.92%	94.39%	0.56%
Average Economic Occupancy		94.82%	93.93%	0.95%

Proto Kendall Square, Cambridge, MA [2,3]	280
Average Monthly Rental Rate		$3,125	$2,964	5.43%
Average Rental Rate Per Occupied Square Foot		$5.74	$5.47	4.94%
Average Physical Occupancy		95.60%	95.24%	0.38%
Average Economic Occupancy		94.91%	94.39%	0.55%

The Lofts at Atlantic Wharf, Boston, MA [2,3]	86
Average Monthly Rental Rate		$4,400	$4,381	0.43%
Average Rental Rate Per Occupied Square Foot		$4.85	$4.85	—%
Average Physical Occupancy		93.80%	97.67%	(3.96)%
Average Economic Occupancy		93.87%	97.54%	(3.76)%

Boston Marriott Cambridge (437 rooms), Cambridge, MA 3	N/A
Average Occupancy		70.80%	68.20%	3.81%
Average Daily Rate		$326.03	$316.40	3.04%
Revenue Per Available Room		$285.45	$273.13	4.51%

SAN FRANCISCO

The Skylyne, Oakland, CA [2,3]	402
Average Monthly Rental Rate		$3,519	$3,432	2.53%
Average Rental Rate Per Occupied Square Foot		$4.44	$4.35	2.07%
Average Physical Occupancy		87.56%	90.96%	(3.74)%
Average Economic Occupancy		85.93%	88.76%	(3.19)%

Q4 2023
Residential and hotel performance (continued)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		31-Dec-23	31-Dec-22
WASHINGTON, DC

Signature at Reston, Reston, VA [2,3]	508
Average Monthly Rental Rate		$2,697	$2,679	0.67%
Average Rental Rate Per Occupied Square Foot		$2.78	$2.76	0.72%
Average Physical Occupancy		95.54%	93.90%	1.75%
Average Economic Occupancy		95.37%	93.65%	1.84%

Total In-Service Residential Units	1,716

_____________
1Includes retail space.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
3Excludes retail space.

Q4 2023
In-service property listing

as of December 31, 2023
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,734,949	96.8%	97.9%	80.91
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,275,253	91.2%	92.9%	72.45
100 Federal Street (55% ownership)	CBD Boston MA	1	1,233,537	90.6%	90.9%	75.83
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,446	100.0%	100.0%	75.90
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	790,165	99.8%	99.8%	88.02
100 Causeway Street (50% ownership) [4]	CBD Boston MA	1	634,535	94.5%	94.5%	74.46
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	98.7%	99.8%	60.03
Prudential Center (retail shops) [5]	CBD Boston MA	—	485,211	95.5%	95.5%	97.19
The Hub on Causeway - Podium (50% ownership) [4]	CBD Boston MA	1	382,988	93.8%	94.6%	64.39
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	100.0%	100.0%	81.94
Star Market at the Prudential Center [5]	CBD Boston MA	1	57,236	100.0%	100.0%	60.28
Subtotal		10	8,324,116	95.5%	96.1%	$77.48

145 Broadway	East Cambridge MA	1	490,086	99.6%	99.6%	$91.01
325 Main Street	East Cambridge MA	1	414,565	91.4%	91.4%	110.87
125 Broadway	East Cambridge MA	1	271,000	100.0%	100.0%	142.12
355 Main Street	East Cambridge MA	1	259,640	99.3%	99.3%	81.72
90 Broadway	East Cambridge MA	1	223,771	98.1%	98.1%	77.69
255 Main Street	East Cambridge MA	1	215,394	87.9%	87.9%	105.27
150 Broadway	East Cambridge MA	1	177,226	100.0%	100.0%	87.86
105 Broadway	East Cambridge MA	1	152,664	100.0%	100.0%	74.77
250 Binney Street	East Cambridge MA	1	67,362	100.0%	100.0%	50.70
University Place	Mid-Cambridge MA	1	195,282	100.0%	100.0%	56.23
Subtotal		10	2,466,990	97.2%	97.2%	$93.61

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	1,001,068	53.6%	53.6%	$50.35
Reservoir Place	Route 128 Mass Turnpike MA	1	527,029	43.8%	43.8%	47.69
140 Kendrick Street [6]	Route 128 Mass Turnpike MA	3	418,600	84.4%	84.4%	53.72
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	100.0%	58.00
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	82.4%	82.4%	44.34
230 CityPoint	Route 128 Mass Turnpike MA	1	296,720	94.6%	97.0%	45.79
200 West Street	Route 128 Mass Turnpike MA	1	273,365	94.5%	94.5%	79.19
880 Winter Street [7]	Route 128 Mass Turnpike MA	1	243,618	98.5%	98.5%	101.86
10 CityPoint	Route 128 Mass Turnpike MA	1	236,570	100.0%	100.0%	55.80
20 CityPoint	Route 128 Mass Turnpike MA	1	211,476	98.1%	98.1%	56.99
77 CityPoint	Route 128 Mass Turnpike MA	1	209,711	97.8%	97.8%	54.81
890 Winter Street	Route 128 Mass Turnpike MA	1	179,312	56.6%	56.6%	47.84
153 & 211 Second Avenue	Route 128 Mass Turnpike MA	2	136,882	—%	—%	—
1265 Main Street (50% ownership) [4]	Route 128 Mass Turnpike MA	1	120,681	100.0%	100.0%	53.93
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	100.0%	53.10
The Point [5]	Route 128 Mass Turnpike MA	1	16,300	100.0%	100.0%	57.21
33 Hayden Avenue	Route 128 Northwest MA	1	80,876	100.0%	100.0%	74.65
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	100.0%	28.87
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	100.0%	67.57
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	100.0%	47.83
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	100.0%	71.66
Subtotal		27	4,870,250	76.6%	76.7%	$57.49

Boston Office Total:		47	15,661,356	89.9%	90.3%	$74.94

Residential
Hub50House (440 units) (50% ownership) [4]	CBD Boston MA	1	320,444
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,096
Proto Kendall Square (280 units)	East Cambridge MA	1	166,717
Boston Residential Total:		3	574,257

Q4 2023
In-service property listing (continued)

as of December 31, 2023
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
BOSTON (continued)
Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Boston Hotel Total:		1	334,260

Boston Total:		51	16,569,873

LOS ANGELES
Office
Colorado Center (50% ownership) [4]	West Los Angeles CA	6	1,131,511	87.8%	87.8%	$75.69
Santa Monica Business Park [7]	West Los Angeles CA	14	1,108,201	83.8%	88.4%	72.63
Santa Monica Business Park Retail [5,7]	West Los Angeles CA	7	74,404	88.4%	88.4%	73.01
Subtotal		27	2,314,116	85.9%	88.1%	$74.18

Los Angeles Total:		27	2,314,116	85.9%	88.1%	$74.18

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,966,490	91.6%	95.6%	$161.52
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,670,790	95.9%	95.9%	96.31
399 Park Avenue	Park Avenue NY	1	1,577,544	98.4%	100.0%	101.67
599 Lexington Avenue	Park Avenue NY	1	1,106,313	92.4%	96.3%	87.59
Times Square Tower (55% ownership)	Times Square NY	1	1,238,461	95.6%	95.6%	80.57
250 West 55th Street	Times Square / West Side NY	1	966,976	100.0%	100.0%	93.83
200 Fifth Avenue (26.69% ownership) [4,7]	Flatiron District NY	1	855,059	92.5%	100.0%	99.47
Dock 72 (50% ownership) [4]	Brooklyn NY	1	668,521	42.4%	51.8%	50.60
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,089	98.7%	98.7%	133.44
Subtotal		9	10,405,243	91.8%	94.4%	$106.62

510 Carnegie Center	Princeton NJ	1	234,160	33.5%	33.5%	$41.83
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	100.0%	35.46
210 Carnegie Center	Princeton NJ	1	159,468	79.2%	79.2%	38.01
212 Carnegie Center	Princeton NJ	1	148,942	69.2%	74.7%	37.11
214 Carnegie Center	Princeton NJ	1	146,799	65.9%	65.9%	37.27
506 Carnegie Center	Princeton NJ	1	139,050	82.1%	82.1%	39.75
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	100.0%	41.87
202 Carnegie Center	Princeton NJ	1	134,068	84.9%	84.9%	40.98
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	100.0%	41.26
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	100.0%	35.51
101 Carnegie Center	Princeton NJ	1	121,619	100.0%	100.0%	39.05
502 Carnegie Center	Princeton NJ	1	121,460	94.4%	96.8%	39.75
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	100.0%	42.41
104 Carnegie Center	Princeton NJ	1	102,930	63.8%	63.8%	39.81
103 Carnegie Center	Princeton NJ	1	96,331	73.5%	73.5%	37.05
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	100.0%	36.35
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	100.0%	37.82
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	100.0%	36.59
Subtotal		17	2,191,464	81.8%	82.3%	$38.95

New York Total:		26	12,596,707	90.1%	92.4%	$95.95

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	99.0%	99.0%	$111.51
Embarcadero Center Four	CBD San Francisco CA	1	942,084	93.9%	95.4%	94.73
Embarcadero Center One	CBD San Francisco CA	1	837,386	72.8%	72.8%	92.38
Embarcadero Center Two	CBD San Francisco CA	1	801,840	84.5%	84.5%	87.84
Embarcadero Center Three	CBD San Francisco CA	1	787,642	77.1%	77.7%	91.74

Q4 2023
In-service property listing (continued)

as of December 31, 2023
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
SAN FRANCISCO (continued)
680 Folsom Street	CBD San Francisco CA	2	524,793	98.7%	98.7%	76.47
535 Mission Street	CBD San Francisco CA	1	307,235	67.9%	72.0%	81.31
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	100.0%	107.58
Subtotal		9	5,647,742	87.4%	88.0%	$95.50

Gateway Commons (50% ownership) [4]	South San Francisco CA	5	788,148	79.7%	81.9%	$67.47
751 Gateway (49% ownership) [4,7]	South San Francisco CA	1	230,592	100.0%	100.0%	93.51
Mountain View Research Park	Mountain View CA	15	542,264	60.7%	60.7%	71.44
2440 West El Camino Real	Mountain View CA	1	142,789	71.5%	71.5%	97.37
453 Ravendale Drive	Mountain View CA	1	29,620	100.0%	100.0%	51.64
North First Business Park [9]	San Jose CA	5	190,636	87.6%	87.6%	24.34
Subtotal		28	1,924,049	77.3%	78.2%	$69.32

San Francisco Office Total:		37	7,571,791	84.9%	85.5%	$89.42

Residential
The Skylyne (402 units)	CBD Oakland CA	1	330,996
San Francisco Residential Total:		1	330,996

San Francisco Total:		38	7,902,787

SEATTLE
Office
Safeco Plaza (33.67% ownership) [4]	CBD Seattle WA	1	779,776	85.3%	87.9%	$45.29
Madison Centre	CBD Seattle WA	1	754,988	78.2%	78.2%	62.95
Subtotal		2	1,534,764	81.8%	83.1%	$53.58

Seattle Total:		2	1,534,764	81.8%	83.1%	$53.58

WASHINGTON, DC
Office
901 New York Avenue (25% ownership) [4,8]	East End Washington DC	1	548,425	83.2%	84.0%	$67.45
Market Square North (50% ownership) [4]	East End Washington DC	1	418,549	77.0%	81.5%	70.73
2100 Pennsylvania Avenue [7]	CBD Washington DC	1	475,849	65.3%	94.9%	83.89
2200 Pennsylvania Avenue	CBD Washington DC	1	459,811	94.9%	94.9%	86.34
1330 Connecticut Avenue	CBD Washington DC	1	253,579	87.4%	87.4%	72.04
Sumner Square	CBD Washington DC	1	219,412	90.7%	90.7%	48.36
500 North Capitol Street, N.W. (30% ownership) [4]	Capitol Hill Washington DC	1	230,900	98.5%	98.5%	83.77
Capital Gallery	Southwest Washington DC	1	176,809	80.8%	80.8%	55.64
Subtotal		8	2,783,334	83.2%	89.1%	$73.21

Reston Next [7]	Reston VA	2	1,063,296	88.4%	91.6%	$60.26
South of Market	Reston VA	3	623,250	98.7%	99.7%	55.52
Fountain Square	Reston VA	2	524,638	87.0%	93.6%	53.62
One Freedom Square	Reston VA	1	427,956	82.8%	87.9%	53.88
Two Freedom Square	Reston VA	1	423,222	100.0%	100.0%	52.12
One and Two Discovery Square	Reston VA	2	366,989	89.7%	89.7%	52.08
One Reston Overlook	Reston VA	1	319,519	89.7%	89.7%	48.12
17Fifty Presidents Street	Reston VA	1	275,809	100.0%	100.0%	71.42
Reston Corporate Center	Reston VA	2	261,046	100.0%	100.0%	49.28
Democracy Tower	Reston VA	1	259,441	99.3%	99.3%	65.30
Fountain Square Retail [5]	Reston VA	1	198,225	87.6%	89.6%	53.02
Two Reston Overlook	Reston VA	1	134,615	100.0%	100.0%	52.31
Avant Retail [5,7]	Reston VA	1	26,179	100.0%	100.0%	59.76
Subtotal		19	4,904,185	92.4%	94.4%	$56.15

Q4 2023
In-service property listing (continued)

as of December 31, 2023
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
WASHINGTON, DC (continued)
7750 Wisconsin Avenue (50% ownership) [4]	Bethesda/Chevy Chase MD	1	735,573	100.0%		100.0%		$38.49
Wisconsin Place Office	Montgomery County MD	1	302,858	64.2%		65.5%		42.85
Kingstowne Two	Springfield VA	1	156,005	77.4%		77.4%		39.83
Kingstowne One	Springfield VA	1	153,601	34.2%		34.2%		38.00
Kingstowne Retail [5]	Springfield VA	1	88,288	100.0%		100.0%		31.73
Shady Grove Innovation District	North Rockville MD	1	78,915	75.9%		75.9%		15.45
Subtotal		6	1,515,240	82.6%		83.2%		$37.70

Washington, DC Office Total:		33	9,202,759	88.0%		91.0%		$58.14

Residential
Signature at Reston (508 units)	Reston VA	1	517,783
Washington, DC Residential Total:		1	517,783

Washington, DC Total:		34	9,720,542

Total In-Service Properties:		178	50,638,789	88.4%	[10]	89.9%	[10]	$78.81	[10]

BXP’s Share of Total In-Service Properties: [3]				88.2%	[10]	89.7%	[10]

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. For additional detail, see pages 38-54.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4This is an unconsolidated joint venture property.
5This is a retail property.
6 On July 20, 2023, the Company completed and fully placed in-service 140 Kendrick Street - Building A, a redevelopment project with approximately 104,000 net rentable square feet in Needham, Massachusetts. 140 Kendrick Street - Building A is not included in the Same Property analysis.
7Not included in the Same Property analysis.
8On January 8, 2024, the Company's joint venture partner in 901 New York Avenue transferred all of its ownership interest in the joint venture to the Company for a gross purchase price of $10.0 million.
9Property held for redevelopment.
10 Excludes hotel and residential properties. For additional detail, see pages 19-20.

Q4 2023
Top 20 clients listing and portfolio client diversification
as of December 31, 2023
TOP 20 CLIENTS

No.	Client	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	Salesforce	3.31%	8.2
2	Google	2.77%	13.3
3	Biogen	2.60%	3.6
4	Akamai Technologies	2.08%	10.8
5	Snap	1.57%	9.6
6	Fannie Mae	1.50%	13.7
7	Kirkland & Ellis	1.48%	13.5
8	Ropes & Gray	1.41%	6.3
9	Wellington Management	1.21%	12.2
10	Millennium Management	1.21%	7.0
11	Microsoft	1.11%	9.7
12	Weil Gotshal & Manges	1.09%	10.4
13	Arnold & Porter Kaye Scholer	1.07%	8.4
14	WeWork	1.07%	9.1
15	Shearman & Sterling	1.04%	17.6
16	Bank of America	0.90%	11.2
17	Morrison & Foerster	0.85%	6.7
18	Leidos	0.83%	9.4
19	Wilmer Cutler Pickering Hale	0.83%	14.9
20	Aramis (Estee Lauder)	0.81%	16.3
	BXP’s Share of Annualized Rental Obligations	28.74%
	BXP’s Share of Square Feet [1]	22.80%
	Weighted Average Remaining Lease Term (years)		10.2

NOTABLE SIGNED DEALS 3

Client	Property	Square Feet
AstraZeneca	290 Binney Street	566,000
The Broad Institute	300 Binney Street	225,000
CLIENT DIVERSIFICATION 2

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.

Q4 2023
Occupancy by location
as of December 31, 2023

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	31-Dec-23	30-Sep-23	31-Dec-23	30-Sep-23	31-Dec-23	30-Sep-23
Boston	95.9%	96.0%	76.6%	79.2%	89.9%	90.8%
Los Angeles	85.9%	85.9%	—%	—%	85.9%	85.9%
New York	91.8%	92.1%	81.8%	81.1%	90.1%	90.2%
San Francisco	87.4%	89.3%	77.3%	80.6%	84.9%	87.1%
Seattle	81.8%	84.7%	—%	—%	81.8%	84.7%
Washington, DC	83.2%	83.8%	90.1%	87.6%	88.0%	86.5%
Total Portfolio	90.8%	91.4%	83.1%	83.2%	88.4%	88.8%

SAME PROPERTY OFFICE PROPERTIES 1, 2 - Year-over-Year

	CBD		Suburban		Total
Location	31-Dec-23	31-Dec-22	31-Dec-23	31-Dec-22	31-Dec-23	31-Dec-22
Boston	95.9%	94.8%	74.9%	82.4%	89.7%	91.1%
Los Angeles	87.8%	89.5%	—%	—%	87.8%	89.5%
New York	91.8%	87.9%	81.8%	79.7%	89.9%	86.3%
San Francisco	87.4%	89.1%	74.2%	86.7%	84.4%	88.5%
Seattle	81.8%	88.3%	—%	—%	81.8%	88.3%
Washington, DC	86.9%	89.1%	90.4%	91.3%	89.4%	91.9%
Total Portfolio	91.4%	90.7%	81.9%	86.7%	88.5%	89.4%

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q4 2023
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$4,200,000
Unsecured Line of Credit	—
Unsecured Term Loan	1,200,000
Unsecured Senior Notes, at face value	10,550,000
Outstanding Principal	15,950,000
Discount on Unsecured Senior Notes	(13,302)
Deferred Financing Costs, Net	(76,050)
Fair Value Debt Adjustment	(4,351)
Consolidated Debt	$15,856,297
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP [1]	Stated	Outstanding Principal
Santa Monica Business Park	July 19, 2025	5.00%	4.06%	$300,000
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
90 Broadway, 325 Main Street, 355 Main Street and Kendall Center Green Garage	October 26, 2028	6.26%	6.04%	600,000
601 Lexington Avenue (55% ownership)	January 9, 2032	2.93%	2.79%	1,000,000
Total				$4,200,000
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 2

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
10.5 Year Unsecured Senior Notes	February 1, 2024	3.92%	3.80%	$700,000
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
5 Year Unsecured Senior Notes (“green bonds”)	December 1, 2027	6.92%	6.75%	750,000
10 Year Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
10.5 Year Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
10.75 Year Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
11 Year Unsecured Senior Notes (“green bonds”)	April 1, 2032	2.67%	2.55%	850,000
12 Year Unsecured Senior Notes (“green bonds”)	October 1, 2033	2.52%	2.45%	850,000
10.7 Year Unsecured Senior Notes (“green bonds”)	January 15, 2034	6.62%	6.50%	750,000
				$10,550,000
CAPITALIZATION

	Shares/Units	Common Stock
	Outstanding	Equivalents	Equivalent Value [3]
Common Stock	156,941	156,941	$11,012,550
Common Operating Partnership Units	18,574	18,574	1,303,338
Total Equity		175,515	$12,315,888

Consolidated Debt (A)			$15,856,297
Add: BXP’s share of unconsolidated joint venture debt [4]			1,421,655
Less: Partners’ share of consolidated debt [5]			1,360,375
BXP’s Share of Debt [6] (B)			$15,917,577

Consolidated Market Capitalization (C)			$28,172,185
BXP’s Share of Market Capitalization [6] (D)			$28,233,465
Consolidated Debt/Consolidated Market Capitalization (A÷C)			56.28%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [6] (B÷D)			56.38%
_____________
1The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, the effects of hedging transactions and adjustments required to reflect loans at their fair values upon consolidation.
2All unsecured senior notes are rated BBB+ (negative), and Baa2 (stable) by S&P and Moody’s, respectively. In January 2024, the Company’s S&P credit rating was downgraded to BBB (negative).

Q4 2023
Capital structure
3Values are based on the December 29, 2023 closing price of $70.17 per share of BXP common stock.
4Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 35.
5Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 33.
6See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q4 2023
Debt analysis [1]
as of December 31, 2023
(dollars in thousands)

UNSECURED CREDIT FACILITY - MATURES JUNE 15, 2026

	Facility	Outstanding at December 31, 2023	Letters of Credit	Remaining Capacity at December 31, 2023
Unsecured Line of Credit	$1,815,000	$—	$6,727	$1,808,273

UNSECURED TERM LOAN - MATURES MAY 16, 2024 2, 3

	Facility	Outstanding at December 31, 2023
Unsecured Term Loan	$1,200,000	$1,200,000

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [5]	Maturity (years)
Unsecured Debt [3]	73.72%	4.01%	4.12%	4.7
Secured Debt [4]	26.28%	3.84%	4.09%	4.6
Consolidated Debt	100.00%	3.96%	4.11%	4.6

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [5]	Maturity (years)
Floating Rate Debt	—%	—%	—%	—
Fixed Rate Debt [3,4]	100.00%	3.96%	4.11%	4.6
Consolidated Debt	100.00%	3.96%	4.11%	4.6

_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 35.
2The Unsecured Term Loan matures on May 16, 2024, with one, 12-month extension option, subject to customary conditions.
3On May 2, 2023, the Company entered into interest rate swap contracts with notional amounts aggregating $1.2 billion to effectively fix Term SOFR, the reference rate for the Unsecured Term Loan, at a weighted-average rate of 4.6420% for the period commencing on May 4, 2023 and ending on May 16, 2024.
4On December 7, 2023, the Company entered into interest rate swap contracts with notional amounts aggregating $600.0 million to effectively fix Daily Compounded SOFR, the reference rate for the mortgage secured by 90 Broadway, 325 Main Street, 355 Main Street and Kendall Center Green Garage, at a weighted-average fixed interest rate of 3.7925% for the period commencing on December 15, 2023 and ending on October 26, 2028 for an all-in fixed rate of 6.04% per annum.
5The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, the effects of hedging transactions and adjustments required to reflect loans at their fair values upon consolidation.

Q4 2023
Senior unsecured debt covenant compliance ratios
In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of December 31, 2023 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	48.5%	45.3%
Secured Debt/Total Assets	Less than 50%	16.0%	14.9%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.10	3.10
Unencumbered Assets/ Unsecured Debt	Greater than 150%	229.5%	249.2%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q4 2023
Net Debt to EBITDAre
(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	31-Dec-23	30-Sep-23
Net income (loss) attributable to Boston Properties, Inc.	$119,925	$(111,826)
Add:
Noncontrolling interest - common units of the Operating Partnership	13,906	(12,626)
Noncontrolling interest in property partnerships	19,324	20,909
Net income (loss)	153,155	(103,543)
Add:
Interest expense	155,080	147,812
Depreciation and amortization expense	212,067	207,435
Less:
Gains on sales of real estate	—	517
Income (loss) from unconsolidated joint ventures	22,250	(247,556)
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [2]	39,320	40,202
EBITDAre [1]	537,372	538,945
Less:
Partners’ share of EBITDAre from consolidated joint ventures [3]	50,621	51,102
BXP’s Share of EBITDAre [1] (A)	486,751	487,843
Add:
Stock-based compensation expense	4,469	4,843
BXP’s Share of straight-line ground rent expense adjustment [1]	174	854
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	1,314	(5,963)
Less:
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	3,129	—
BXP’s Share of straight-line rent [1]	28,765	16,647
BXP’s Share of fair value lease revenue [1]	3,441	3,907
BXP’s Share of amortization and accretion related to sales type lease [1]	256	233
BXP’s Share of EBITDAre – cash [1]	$457,117	$466,790

BXP’s Share of EBITDAre (Annualized) [4] (A x 4)	$1,947,004	$1,951,372

Reconciliation of BXP’s Share of Net Debt 1

	31-Dec-23	30-Sep-23
Consolidated debt	$15,856,297	$14,961,715
Less:
Cash and cash equivalents	1,531,477	882,647
Net debt [1]	14,324,820	14,079,068
Add:
BXP’s share of unconsolidated joint venture debt [2]	1,421,655	1,518,195
Partners’ share of cash and cash equivalents from consolidated joint ventures	106,790	103,492
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	108,430	104,383
Partners’ share of consolidated joint venture debt [3]	1,360,375	1,359,877
BXP’s share of related party note receivable	30,500	30,500
BXP’s Share of Net Debt [1] (B)	$14,353,960	$14,205,995

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	7.37	7.28
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended December 31, 2023, see pages 35 and 64.
3For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended December 31, 2023, see pages 33 and 62.
4BXP’s Share of EBITDAre (Annualized) is calculated as the product of such amount for the quarter multiplied by four (4).

Q4 2023
Debt ratios
(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	31-Dec-23	30-Sep-23
BXP’s Share of interest expense [1]	$165,785	$161,038
Less:
BXP’s Share of hedge amortization, net of costs [1]	2,030	(473)
BXP’s share of fair value interest adjustment [1]	639	499
BXP’s Share of amortization of financing costs [1]	5,410	5,264
Adjusted interest expense excluding capitalized interest (A)	157,706	155,748
Add:
BXP’s Share of capitalized interest [1]	11,478	11,582
Adjusted interest expense including capitalized interest (B)	$169,184	$167,330

BXP’s Share of EBITDAre – cash [1,2] (C)	$457,117	$466,790

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	2.90	3.00
Interest Coverage Ratio (including capitalized interest) (C÷B)	2.70	2.79

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	31-Dec-23	30-Sep-23
BXP’s Share of interest expense [1]	$165,785	$161,038
Less:
BXP’s Share of hedge amortization, net of costs [1]	2,030	(473)
BXP’s share of fair value interest adjustment [1]	639	499
BXP’s Share of amortization of financing costs [1]	5,410	5,264
Add:
BXP’s Share of capitalized interest [1]	11,478	11,582
BXP’s Share of maintenance capital expenditures [1]	16,165	16,995
Hotel improvements, equipment upgrades and replacements	358	141
Total Fixed Charges (A)	$185,707	$184,466

BXP’s Share of EBITDAre – cash [1,2] (B)	$457,117	$466,790
Fixed Charge Coverage Ratio (B÷A)	2.46	2.53

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation of BXP’s Share of EBITDAre – cash, see page 31.

Q4 2023
Consolidated joint ventures
d
as of December 31, 2023
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

			Norges Joint Ventures [1]
			Times Square Tower
			601 Lexington Avenue / One Five Nine East 53rd Street
			100 Federal Street
			Atlantic Wharf Office
	767 Fifth Avenue		343 Madison Avenue	Total Consolidated
ASSETS	(The GM Building) [1]		300 Binney Street [2]	Joint Ventures

Real estate, net	$3,201,755		$2,561,812	$5,763,567
Cash and cash equivalents	122,033		128,838	250,871
Other assets	304,276		401,399	705,675
Total assets	$3,628,064		$3,092,049	$6,720,113

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,287,984		$989,181	$3,277,165
Other liabilities	92,381		260,409	352,790
Total liabilities	2,380,365		1,249,590	3,629,955
Equity:
Boston Properties, Inc.	750,244		699,195	1,449,439
Noncontrolling interests	497,455		1,143,264	1,640,719	[3]
Total equity	1,247,699		1,842,459	3,090,158
Total liabilities and equity	$3,628,064		$3,092,049	$6,720,113

BXP’s nominal ownership percentage	60%		55%

Partners’ share of cash and cash equivalents [4]	$48,813		$57,977	$106,790

Partners’ share of consolidated debt [4]	$915,244	[5]	$445,131	$1,360,375

_____________
1Certain balances contain amounts that eliminate in consolidation.
2See the Acquisitions and Dispositions section of this Supplemental package on page 13.
3Amount excludes preferred shareholders’ capital.
4Amounts represent the partners’ share based on their respective ownership percentages.
5Amount adjusted for basis differentials.

Q4 2023
Consolidated joint ventures (continued)
for the three months ended December 31, 2023
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
		100 Federal Street
		Atlantic Wharf Office
	767 Fifth Avenue	343 Madison Avenue	Total Consolidated
	(The GM Building)	300 Binney Street [1]	Joint Ventures
Revenue
Lease [2]	$72,156	$104,283	$176,439
Straight-line rent	7,639	3,330	10,969
Fair value lease revenue	327	—	327
Termination income	—	300	300
Total lease revenue	80,122	107,913	188,035
Parking and other	—	1,846	1,846
Total rental revenue [3]	80,122	109,759	189,881
Expenses
Operating	31,732	39,807	71,539
Net Operating Income (NOI)	48,390	69,952	118,342

Other income (expense)
Development and management services revenue	—	246	246
Gain from investment in securities	—	5	5
Interest and other income	1,468	1,662	3,130
Interest expense	(21,395)	(7,687)	(29,082)
Depreciation and amortization expense	(17,454)	(25,943)	(43,397)
General and administrative expense	(4)	(86)	(90)
Total other income (expense)	(37,385)	(31,803)	(69,188)
Net income	$11,005	$38,149	$49,154

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%
		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
		100 Federal Street
		Atlantic Wharf Office
	767 Fifth Avenue	343 Madison Avenue	Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	300 Binney Street [1]	Joint Ventures
Net income	$11,005	$38,149	$49,154
Add: Depreciation and amortization expense	17,454	25,943	43,397
Entity FFO	$28,459	$64,092	$92,551

Noncontrolling interest in property partnerships (Partners’ NCI) [4]	$3,432	$15,892	$19,324
Partners’ share of depreciation and amortization expense after BXP’s basis differential [4]	7,325	11,959	19,284
Partners’ share FFO [4]	$10,757	$27,851	$38,608

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$7,573	$22,257	$29,830
Depreciation and amortization expense - BXP’s basis difference	60	389	449
BXP’s share of depreciation and amortization expense	10,069	13,595	23,664
BXP’s share of FFO	$17,702	$36,241	$53,943
_____________
1 See the Acquisitions and Dispositions section of this Supplemental package on page 13.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4 Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q4 2023
Unconsolidated joint ventures [1]

as of December 31, 2023
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
Boston
The Hub on Causeway	50.00%	$—	$—	—	—%	—%
100 Causeway Street	50.00%	57,660	166,629	September 5, 2024	6.82%	6.96%
Podium	50.00%	45,201	76,644	September 8, 2025	7.35%	7.75%
Hub50House	50.00%	40,235	91,923	June 17, 2032	4.43%	4.51%
Hotel Air Rights	50.00%	13,494	—	—	—%	—%
1265 Main Street	50.00%	3,585	17,219	January 1, 2032	3.77%	3.84%
Los Angeles
Colorado Center	50.00%	237,815	274,677	August 9, 2027	3.56%	3.59%
Beach Cities Media Center	50.00%	27,034	—	—	—%	—%
New York
360 Park Avenue South [3]	71.11%	42,988	155,762	December 14, 2024	7.86%	8.32%
Dock 72	50.00%	(11,890)	98,751	December 18, 2025	7.86%	8.11%
200 Fifth Avenue	26.69%	75,718	150,692	November 24, 2028	4.34%	5.60%
3 Hudson Boulevard [4]	25.00%	115,103	20,000	February 9, 2024	9.07%	9.07%
San Francisco
Platform 16	55.00%	45,564	—	—	—%	—%
Gateway Commons	50.00%	376,834	—	—	—%	—%
751 Gateway	49.00%	93,411	—	—	—%	—%
Seattle
Safeco Plaza [5]	33.67%	44,734	83,870	September 1, 2026	4.82%	4.96%
Washington, DC
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	50,064	125,709	April 26, 2024	6.70%	6.84%
1001 6th Street	50.00%	44,774	—	—	—%	—%
13100 & 13150 Worldgate Drive	50.00%	17,546	—	—	—%	—%
Market Square North	50.00%	(5,996)	62,287	November 10, 2025	7.77%	7.95%
Wisconsin Place Parking Facility	33.33%	30,375	—	—	—%	—%
500 North Capitol Street, N.W. [6]	30.00%	(10,253)	31,141	June 5, 2026	6.83%	7.16%
901 New York Avenue[7]	25.00%	(11,764)	51,829	January 5, 2025	3.61%	3.69%
Skymark - Reston Next Residential	20.00%	15,184	14,522	May 13, 2026	7.34%	7.66%
		1,337,416
Investments with deficit balances reflected within Other Liabilities		39,903
Investments in Unconsolidated Joint Ventures		$1,377,319
Mortgage/Mezzanine/Construction Loans Payable, Net			$1,421,655

Q4 2023
Unconsolidated joint ventures (continued) [1]

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	51.17%	7.07%	7.30%	1.2
Fixed Rate Debt	48.83%	4.42%	4.78%	7.1
Total Debt	100.00%	5.78%	6.07%	4.1

_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees, the effects of hedging transactions (if any) and adjustments required under Accounting Standards Codification 805 “Business Combinations” to reflect loans at their fair values (if any).
3The Company’s partner will fund required capital until their aggregate investment is approximately 29% of all capital contributions; thereafter, the partners will fund required capital according to their percentage interests. See page 14 for more information.
4 The Company has provided $80.0 million of mortgage financing to the joint venture. The loan is reflected as Related Party Note Receivable, Net on the Company’s Consolidated Balance Sheets.
5Safeco Plaza entered into an interest rate cap agreement during Q3 2023 that capped SOFR at 2.50%.
6The indebtedness consists of (x) a $70.0 million mortgage loan payable (Note A) which bears interest at a fixed rate of 6.23% per annum, and (y) a $35.0 million mortgage loan payable (Note B) which bears interest at a fixed rate of 8.03% per annum. The Company provided $10.5 million (or 30%) of the Note B mortgage financing to the joint venture. The loan had been reflected as Related Party Note Receivable, Net on the Company’s Consolidated Balance Sheets.
7 On January 8, 2024, the Company's joint venture partner in 901 New York Avenue transferred all of their interest in the joint venture to the Company for a gross purchase price of $10.0 million.

Q4 2023
Unconsolidated joint ventures (continued)
for the three months ended December 31, 2023
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$24,991	$31,314		$23,456		$12,120		$6,811	$26,024		$124,716
Straight-line rent	1,354	(680)		935		4,164		726	1,297		7,796
Fair value lease revenue	—	96		1,538		17		1,134	—		2,785
Termination income	—	—		—		—		—	—		—
Amortization and accretion related to sales type lease	35	—		—		—		—	—		35
Total lease revenue	26,380	30,730		25,929		16,301		8,671	27,321		135,332
Parking and other	433	2,562		56		227		555	1,293		5,126
Total rental revenue [3]	26,813	33,292		25,985		16,528		9,226	28,614		140,458
Expenses
Operating	8,650	14,087		14,023		5,248		3,598	10,536		56,142
Net operating income/(loss)	18,163	19,205		11,962		11,280		5,628	18,078		84,316

Other income/(expense)
Development and management services revenue	—	—		453		—		—	27		480
Interest and other income (loss)	(51)	772		305		6		142	731		1,905
Interest expense	(11,516)	(10,618)		(13,576)		—		(4,295)	(10,746)		(50,751)
Unrealized loss on derivative instruments	—	—		(20,671)		—		—	—		(20,671)
Transaction costs	(122)	—		—		—		—	—		(122)
Depreciation and amortization expense	(8,464)	(11,241)		(8,613)		(6,193)		(4,471)	(7,195)		(46,177)
General and administrative expense	(3)	(229)		(181)		(5)		—	(39)		(457)
Gain on sales-type lease	2,737	—		—		—		—	—		2,737
Total other income/(expense)	(17,419)	(21,316)		(42,283)		(6,192)		(8,624)	(17,222)		(113,056)
Net income/(loss)	$744	$(2,111)		$(30,321)		$5,088		$(2,996)	$856		$(28,740)

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income/(loss)	$373	$(1,318)		$(9,894)		$2,508		$(1,027)	$498	[4]	$(8,860)
Basis differential
Straight-line rent	$—	$89	[5]	$284	[5]	$7	[5]	$—	$—		$380
Fair value lease revenue	—	301	[5]	117	[5]	(219)	[5]	—	—		199
Fair value interest adjustment	—	—		(499)		—		—	—		(499)
Amortization of financing costs	—	—		105		—		—	—		105
Unrealized loss on derivative instruments	—	—		5,517		—		—	—		5,517
Depreciation and amortization expense	(8)	(1,090)	[5]	(1,551)	[5]	(506)	[5]	284	(133)		(3,004)
Gain (loss) on sale / consolidation	—	29,903	[6]	—		—		—	(1,491)		28,412
Total basis differential [7]	(8)	29,203	[5]	3,973	[5]	(718)	[5]	284	(1,624)		31,110
Income/(loss) from unconsolidated joint ventures	365	27,885		(5,921)		1,790		(743)	(1,126)	[4]	22,250
Add:
BXP’s share of depreciation and amortization expense	4,240	7,007		4,624		3,590		1,222	3,449	[4]	24,132
Less:
Gain (loss) on sale / consolidation	—	29,903	[6]	—		—		—	(1,491)		28,412
BXP’s share of gain on sales-type lease	1,368	—		—		—		—	—		1,368
BXP’s share of FFO	$3,237	$4,989		$(1,297)		$5,380		$479	$3,814		$16,602
_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement of 901 New York Avenue.
5 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.
6 On December 14, 2023, the Company acquired its joint venture partner’s 45% ownership interest in Santa Monica Business Park located in Santa Monica, California for a purchase price of $38.0 million. The Company recognized a gain of approximately $29.9 million on the consolidation of Santa Monica Business Park.
7 Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q4 2023
Lease expirations - All in-service properties[1,2,3]

as of December 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2023	149,604	128,671	8,213,101	63.83	8,213,101	63.83	0.33%	[4]
2024	2,610,109	2,377,821	151,668,504	63.78	151,920,744	63.89	6.03%
2025	3,025,480	2,592,018	188,932,090	72.89	192,346,742	74.21	6.57%
2026	2,569,264	2,214,731	168,811,392	76.22	172,584,827	77.93	5.62%
2027	2,316,883	2,086,886	157,083,888	75.27	167,680,108	80.35	5.29%
2028	3,326,277	2,639,364	221,309,457	83.85	239,097,157	90.59	6.69%
2029	3,673,929	3,258,615	232,237,160	71.27	262,046,174	80.42	8.26%
2030	2,787,122	2,678,646	206,159,603	76.96	226,627,535	84.61	6.79%
2031	2,254,726	1,973,032	166,707,986	84.49	185,111,349	93.82	5.00%
2032	2,189,306	1,916,212	150,537,919	78.56	176,268,924	91.99	4.86%
Thereafter	15,803,807	12,659,502	1,011,822,770	79.93	1,234,375,230	97.51	32.11%

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2023	10,985	10,509	234,916	22.35	234,916	22.35	0.44%	[4]
2024	66,082	65,082	5,427,554	83.40	5,436,478	83.53	2.75%
2025	124,926	115,346	10,852,789	94.09	11,007,261	95.43	4.87%
2026	112,972	102,076	22,338,097	218.84	23,545,969	230.67	4.31%
2027	128,400	117,984	13,195,113	111.84	13,801,552	116.98	4.99%
2028	90,900	89,123	10,535,201	118.21	10,950,703	122.87	3.77%
2029	145,047	139,101	14,881,305	106.98	16,697,746	120.04	5.88%
2030	138,145	102,003	9,567,643	93.80	10,520,643	103.14	4.31%
2031	59,173	50,894	4,200,745	82.54	4,701,886	92.39	2.15%
2032	101,253	99,544	7,405,532	74.39	8,636,791	86.76	4.21%
Thereafter	1,094,745	896,188	87,974,070	98.16	125,871,476	140.45	37.87%

IN-SERVICE PROPERTIES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2023	160,589	139,180	8,448,017	60.70	8,448,017	60.70	0.33%	[4]
2024	2,676,191	2,442,903	157,096,058	64.31	157,357,222	64.41	5.84%
2025	3,150,406	2,707,364	199,784,879	73.79	203,354,003	75.11	6.48%
2026	2,682,236	2,316,807	191,149,489	82.51	196,130,796	84.66	5.54%
2027	2,445,283	2,204,870	170,279,001	77.23	181,481,660	82.31	5.28%
2028	3,417,177	2,728,487	231,844,658	84.97	250,047,860	91.64	6.53%
2029	3,818,976	3,397,716	247,118,465	72.73	278,743,920	82.04	8.13%
2030	2,925,267	2,780,649	215,727,246	77.58	237,148,178	85.29	6.65%
2031	2,313,899	2,023,926	170,908,731	84.44	189,813,235	93.78	4.84%
2032	2,290,559	2,015,756	157,943,451	78.35	184,905,715	91.73	4.82%
Thereafter	16,898,552	13,555,690	1,099,796,840	81.13	1,360,246,706	100.35	32.43%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2023
Lease expirations - Boston region in-service properties [1,2,3]
as of December 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	32,470	32,470	1,923,885	59.25	1,923,885	59.25	[4]
2024	530,286	495,772	29,051,984	58.60	29,693,446	59.89
2025	963,954	934,810	58,769,918	62.87	59,516,726	63.67
2026	808,220	775,358	53,411,913	68.89	55,712,557	71.85
2027	698,994	691,194	49,883,747	72.17	54,130,075	78.31
2028	1,018,286	995,459	88,569,978	88.97	95,448,928	95.88
2029	1,210,330	1,076,844	65,423,687	60.76	77,806,073	72.25
2030	1,481,025	1,474,352	100,355,040	68.07	108,467,555	73.57
2031	611,603	544,766	34,637,464	63.58	38,348,151	70.39
2032	528,812	528,812	47,898,418	90.58	54,517,556	103.09
Thereafter	5,251,469	4,312,684	350,658,039	81.31	426,602,975	98.92

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	—	—	—	—	—	—
2024	28,854	28,854	1,984,593	68.78	1,963,817	68.06
2025	43,950	43,635	3,797,692	87.03	3,828,104	87.73
2026	26,513	26,513	5,309,567	200.26	5,492,547	207.16
2027	67,909	61,595	9,732,292	158.01	10,127,394	164.42
2028	43,449	43,449	6,955,454	160.08	7,256,664	167.02
2029	64,171	62,821	8,181,867	130.24	8,798,342	140.05
2030	92,892	57,592	5,578,271	96.86	5,904,671	102.53
2031	4,266	4,266	602,630	141.26	663,828	155.61
2032	65,011	64,420	4,815,008	74.74	5,645,504	87.64
Thereafter	483,914	410,014	31,006,089	75.62	55,427,059	135.18

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	32,470	32,470	1,923,885	59.25	1,923,885	59.25	[4]
2024	559,140	524,626	31,036,577	59.16	31,657,263	60.34
2025	1,007,904	978,445	62,567,610	63.95	63,344,830	64.74
2026	834,733	801,871	58,721,480	73.23	61,205,104	76.33
2027	766,903	752,789	59,616,039	79.19	64,257,469	85.36
2028	1,061,735	1,038,908	95,525,432	91.95	102,705,592	98.86
2029	1,274,501	1,139,665	73,605,554	64.59	86,604,415	75.99
2030	1,573,917	1,531,944	105,933,311	69.15	114,372,226	74.66
2031	615,869	549,032	35,240,094	64.19	39,011,979	71.06
2032	593,823	593,232	52,713,426	88.86	60,163,060	101.42
Thereafter	5,735,383	4,722,698	381,664,128	80.81	482,030,034	102.07
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2023
Quarterly lease expirations - Boston region in-service properties [1,2,3]
as of December 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	32,470	32,470	1,923,885	59.25	1,923,885	59.25	[4]
Total 2023	32,470	32,470	1,923,885	59.25	1,923,885	59.25

Q1 2024	148,190	119,920	7,492,259	62.48	8,070,914	67.30
Q2 2024	158,766	155,311	10,230,774	65.87	10,234,074	65.89
Q3 2024	77,579	74,791	3,317,112	44.35	3,317,112	44.35
Q4 2024	145,751	145,751	8,011,838	54.97	8,071,347	55.38
Total 2024	530,286	495,772	29,051,984	58.60	29,693,446	59.89

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	—	—	—	—	—	—
Total 2023	—	—	—	—	—	—

Q1 2024	15,418	15,418	1,210,412	78.51	1,210,412	78.51
Q2 2024	—	—	—	—	—	—
Q3 2024	299	299	257,180	860.13	236,404	790.65
Q4 2024	13,137	13,137	517,001	39.35	517,001	39.35
Total 2024	28,854	28,854	1,984,593	68.78	1,963,817	68.06

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	32,470	32,470	1,923,885	59.25	1,923,885	59.25	[4]
Total 2023	32,470	32,470	1,923,885	59.25	1,923,885	59.25

Q1 2024	163,608	135,338	8,702,671	64.30	9,281,326	68.58
Q2 2024	158,766	155,311	10,230,774	65.87	10,234,074	65.89
Q3 2024	77,878	75,090	3,574,292	47.60	3,553,516	47.32
Q4 2024	158,888	158,888	8,528,839	53.68	8,588,348	54.05
Total 2024	559,140	524,626	31,036,577	59.16	31,657,263	60.34
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2023
Lease expirations - Los Angeles region in-service properties [1,2,3]
as of December 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	—	—	—	—	—	—
2024	245,332	245,332	18,841,696	76.80	18,920,032	77.12
2025	29,821	29,821	2,272,552	76.21	2,411,953	80.88
2026	4,573	4,573	314,583	68.79	342,060	74.80
2027	28,614	28,614	1,733,441	60.58	1,947,462	68.06
2028	246,857	149,060	12,072,212	80.99	13,760,126	92.31
2029	415,771	240,815	17,443,232	72.43	19,795,285	82.20
2030	22,507	22,507	1,476,738	65.61	1,955,415	86.88
2031	—	—	—	—	—	—
2032	241,672	122,706	10,102,206	82.33	12,894,276	105.08
Thereafter	647,840	554,393	39,491,774	71.23	53,081,423	95.75

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	—	—	—	—	—	—
2024	2,000	1,000	7,860	7.86	7,860	7.86
2025	17,218	16,333	2,700,637	165.35	2,721,481	166.62
2026	—	—	—	—	—	—
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	38,118	38,118	2,295,602	60.22	2,456,064	64.43
2030	5,283	5,283	628,206	118.91	741,004	140.26
2031	—	—	—	—	—	—
2032	—	—	—	—	—	—
Thereafter	23,820	14,824	886,977	59.84	870,403	58.72

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	—	—	—	—	—	—
2024	247,332	246,332	18,849,556	76.52	18,927,892	76.84
2025	47,039	46,154	4,973,189	107.75	5,133,434	111.22
2026	4,573	4,573	314,583	68.79	342,060	74.80
2027	28,614	28,614	1,733,441	60.58	1,947,462	68.06
2028	246,857	149,060	12,072,212	80.99	13,760,126	92.31
2029	453,889	278,933	19,738,834	70.77	22,251,349	79.77
2030	27,790	27,790	2,104,944	75.74	2,696,419	97.03
2031	—	—	—	—	—	—
2032	241,672	122,706	10,102,206	82.33	12,894,276	105.08
Thereafter	671,660	569,217	40,378,751	70.94	53,951,826	94.78
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q4 2023
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]
as of December 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	—	—	—	—	—	—
Total 2023	—	—	—	—	—	—

Q1 2024	43,540	43,540	3,051,646	70.09	3,245,917	74.55
Q2 2024	—	—	—	—	—	—
Q3 2024	25,347	25,347	1,990,909	78.55	1,990,909	78.55
Q4 2024	176,445	176,445	13,799,140	78.21	13,683,206	77.55
Total 2024	245,332	245,332	18,841,696	76.80	18,920,032	77.12

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	—	—	—	—	—	—
Total 2023	—	—	—	—	—	—

Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	2,000	1,000	7,860	7.86	7,860	7.86
Q4 2024	—	—	—	—	—	—
Total 2024	2,000	1,000	7,860	7.86	7,860	7.86

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	—	—	—	—	—	—
Total 2023	—	—	—	—	—	—

Q1 2024	43,540	43,540	3,051,646	70.09	3,245,917	74.55
Q2 2024	—	—	—	—	—	—
Q3 2024	27,347	26,347	1,998,769	75.86	1,998,769	75.86
Q4 2024	176,445	176,445	13,799,140	78.21	13,683,206	77.55
Total 2024	247,332	246,332	18,849,556	76.52	18,927,892	76.84
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q4 2023
Lease expirations - New York region in-service properties [1,2,3]
as of December 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	17,441	10,815	1,044,851	96.61	1,044,851	96.61	[4]
2024	811,272	677,906	43,261,648	63.82	43,732,729	64.51
2025	1,081,400	768,532	64,220,554	83.56	64,486,954	83.91
2026	717,493	551,852	42,399,371	76.83	40,911,146	74.13
2027	425,717	354,611	26,537,700	74.84	27,053,384	76.29
2028	634,922	438,896	40,259,848	91.73	41,490,471	94.53
2029	817,446	784,988	72,136,698	91.90	77,312,738	98.49
2030	744,480	692,715	63,429,326	91.57	68,418,990	98.77
2031	397,288	347,169	26,481,897	76.28	28,128,955	81.02
2032	256,195	166,744	11,875,075	71.22	12,360,979	74.13
Thereafter	4,955,870	3,503,809	333,785,940	95.26	397,535,956	113.46

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	—	—	—	—	—	—
2024	13,330	13,330	2,153,543	161.56	2,183,243	163.78
2025	4,179	4,179	420,000	100.50	480,000	114.86
2026	30,878	25,451	14,211,332	558.38	15,009,693	589.75
2027	—	—	—	—	—	—
2028	2,424	647	194,807	301.11	210,981	326.11
2029	8,463	4,557	1,495,148	328.10	1,706,506	374.48
2030	2,895	2,053	689,805	336.06	805,544	392.45
2031	11,561	8,051	1,088,459	135.20	1,267,587	157.44
2032	12,182	11,064	984,020	88.94	1,224,422	110.67
Thereafter	269,160	159,507	43,373,825	271.92	54,148,574	339.47

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	17,441	10,815	1,044,851	96.61	1,044,851	96.61	[4]
2024	824,602	691,236	45,415,191	65.70	45,915,972	66.43
2025	1,085,579	772,711	64,640,554	83.65	64,966,954	84.08
2026	748,371	577,303	56,610,703	98.06	55,920,839	96.87
2027	425,717	354,611	26,537,700	74.84	27,053,384	76.29
2028	637,346	439,543	40,454,655	92.04	41,701,452	94.87
2029	825,909	789,545	73,631,846	93.26	79,019,244	100.08
2030	747,375	694,768	64,119,131	92.29	69,224,534	99.64
2031	408,849	355,220	27,570,356	77.61	29,396,542	82.76
2032	268,377	177,808	12,859,095	72.32	13,585,401	76.40
Thereafter	5,225,030	3,663,316	377,159,765	102.96	451,684,530	123.30
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2023
Quarterly lease expirations - New York region in-service properties [1,2,3]
as of December 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	17,441	10,815	1,044,851	96.61	1,044,851	96.61	[4]
Total 2023	17,441	10,815	1,044,851	96.61	1,044,851	96.61

Q1 2024	299,672	296,074	11,360,497	38.37	11,360,497	38.37
Q2 2024	239,129	134,622	11,933,784	88.65	12,448,571	92.47
Q3 2024	189,364	167,953	13,368,023	79.59	13,372,656	79.62
Q4 2024	83,107	79,256	6,599,344	83.27	6,551,005	82.66
Total 2024	811,272	677,906	43,261,648	63.82	43,732,729	64.51

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	—	—	—	—	—	—
Total 2023	—	—	—	—	—	—

Q1 2024	11,258	11,258	1,817,495	161.44	1,817,495	161.44
Q2 2024	2,072	2,072	336,048	162.19	365,748	176.52
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	13,330	13,330	2,153,543	161.56	2,183,243	163.78

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	17,441	10,815	1,044,851	96.61	1,044,851	96.61	[4]
Total 2023	17,441	10,815	1,044,851	96.61	1,044,851	96.61

Q1 2024	310,930	307,332	13,177,992	42.88	13,177,992	42.88
Q2 2024	241,201	136,694	12,269,832	89.76	12,814,319	93.74
Q3 2024	189,364	167,953	13,368,023	79.59	13,372,656	79.62
Q4 2024	83,107	79,256	6,599,344	83.27	6,551,005	82.66
Total 2024	824,602	691,236	45,415,191	65.70	45,915,972	66.43
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2023
Lease expirations - San Francisco region in-service properties [1,2,3]
as of December 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	42,654	40,467	4,264,287	105.38	4,264,287	105.38	[4]
2024	565,515	514,390	38,584,176	75.01	37,301,651	72.52
2025	667,790	637,104	49,314,446	77.40	51,029,812	80.10
2026	679,126	588,034	53,178,912	90.44	55,089,965	93.69
2027	528,415	517,451	49,880,471	96.40	53,346,545	103.09
2028	618,063	588,076	53,429,480	90.85	59,066,012	100.44
2029	358,898	334,394	31,482,283	94.15	35,791,695	107.03
2030	359,484	347,871	32,551,229	93.57	38,124,650	109.59
2031	1,079,820	935,512	97,626,834	104.36	109,458,495	117.00
2032	307,574	277,057	24,378,029	87.99	30,534,962	110.21
Thereafter	929,778	929,778	92,905,713	99.92	110,833,794	119.20

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	792	792	82,234	103.83	82,234	103.83	[4]
2024	4,634	4,634	347,404	74.97	347,404	74.97
2025	28,108	28,108	2,224,002	79.12	2,278,955	81.08
2026	15,810	15,810	753,857	47.68	985,484	62.33
2027	14,945	14,945	646,530	43.26	757,128	50.66
2028	14,965	14,965	1,052,905	70.36	1,086,618	72.61
2029	3,403	3,403	314,295	92.36	349,835	102.80
2030	6,567	6,567	772,855	117.69	875,699	133.35
2031	14,256	10,902	574,328	52.68	593,962	54.48
2032	6,357	6,357	430,397	67.70	490,816	77.21
Thereafter	36,557	36,557	2,860,701	78.25	3,258,615	89.14

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	43,446	41,259	4,346,521	$105.35	4,346,521	105.35	[4]
2024	570,149	519,024	38,931,580	75.01	37,649,055	72.54
2025	695,898	665,212	51,538,448	77.48	53,308,767	80.14
2026	694,936	603,844	53,932,769	89.32	56,075,449	92.86
2027	543,360	532,396	50,527,001	94.90	54,103,673	101.62
2028	633,028	603,041	54,482,385	90.35	60,152,630	99.75
2029	362,301	337,797	31,796,578	94.13	36,141,530	106.99
2030	366,051	354,438	33,324,084	94.02	39,000,349	110.03
2031	1,094,076	946,414	98,201,162	103.76	110,052,457	116.28
2032	313,931	283,414	24,808,426	87.53	31,025,778	109.47
Thereafter	966,335	966,335	95,766,414	99.10	114,092,409	118.07
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2023
Quarterly lease expirations - San Francisco region in-service properties [1,2,3]
as of December 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	42,654	40,467	4,264,287	105.38	4,264,287	105.38	[4]
Total 2023	42,654	40,467	4,264,287	105.38	4,264,287	105.38

Q1 2024	57,889	36,998	2,751,086	74.36	2,751,086	74.36
Q2 2024	276,834	267,113	18,301,256	68.52	16,736,394	62.66
Q3 2024	46,972	36,300	2,525,087	69.56	2,551,624	70.29
Q4 2024	183,820	173,980	15,006,747	86.26	15,262,546	87.73
Total 2024	565,515	514,390	38,584,176	75.01	37,301,651	72.52

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	792	792	82,234	103.83	82,234	103.83	[4]
Total 2023	792	792	82,234	103.83	82,234	103.83

Q1 2024	2,813	2,813	317,404	112.83	317,404	112.83
Q2 2024	1,821	1,821	30,000	16.47	30,000	16.47
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	4,634	4,634	347,404	74.97	347,404	74.97

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	43,446	41,259	4,346,521	105.35	4,346,521	105.35	[4]
Total 2023	43,446	41,259	4,346,521	105.35	4,346,521	105.35

Q1 2024	60,702	39,811	3,068,490	77.08	3,068,490	77.08
Q2 2024	278,655	268,934	18,331,256	68.16	16,766,394	62.34
Q3 2024	46,972	36,300	2,525,087	69.56	2,551,624	70.29
Q4 2024	183,820	173,980	15,006,747	86.26	15,262,546	87.73
Total 2024	570,149	519,024	38,931,580	75.01	37,649,055	72.54
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2023
Lease expirations - Seattle region in-service properties [1,2,3]
as of December 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	18,272	6,152	293,197	47.66	293,197	47.66	[4]
2024	25,444	24,802	1,285,832	51.84	1,286,247	51.86
2025	32,959	16,876	975,136	57.78	997,265	59.09
2026	34,510	33,642	2,010,841	59.77	2,093,885	62.24
2027	76,817	73,898	4,399,412	59.53	4,667,274	63.16
2028	646,975	310,444	17,291,307	55.70	18,631,669	60.02
2029	254,663	234,605	13,874,959	59.14	15,003,079	63.95
2030	33,054	33,054	2,032,630	61.49	2,281,026	69.01
2031	4,742	1,597	90,014	56.38	106,283	66.57
2032	64,737	51,388	3,809,661	74.14	4,591,102	89.34
Thereafter	40,529	13,646	695,952	51.00	963,360	70.60
RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	—	—	—	—	—	—
2024	—	—	—	—	—	—
2025	—	—	—	—	—	—
2026	3,686	1,241	94,674	76.28	94,674	76.28
2027	—	—	—	—	—	—
2028	945	945	52,739	55.81	57,181	60.51
2029	1,040	350	6,303	18.00	7,306	20.87
2030	—	—	—	—	—	—
2031	3,048	3,048	190,425	62.48	223,130	73.21
2032	—	—	—	—	—	—
Thereafter	3,718	3,718	66,924	18.00	88,790	23.88

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	18,272	6,152	293,197	47.66	293,197	47.66	[4]
2024	25,444	24,802	1,285,832	51.84	1,286,247	51.86
2025	32,959	16,876	975,136	57.78	997,265	59.09
2026	38,196	34,883	2,105,515	60.36	2,188,559	62.74
2027	76,817	73,898	4,399,412	59.53	4,667,274	63.16
2028	647,920	311,389	17,344,046	55.70	18,688,850	60.02
2029	255,703	234,955	13,881,262	59.08	15,010,385	63.89
2030	33,054	33,054	2,032,630	61.49	2,281,026	69.01
2031	7,790	4,645	280,439	60.37	329,413	70.92
2032	64,737	51,388	3,809,661	74.14	4,591,102	89.34
Thereafter	44,247	17,364	762,876	43.93	1,052,150	60.59
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2023
Quarterly lease expirations - Seattle region in-service properties [1,2,3]
as of December 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	18,272	6,152	293,197	47.66	293,197	47.66	[4]
Total 2023	18,272	6,152	293,197	47.66	293,197	47.66

Q1 2024	22,104	22,104	1,118,268	50.59	1,118,268	50.59
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	3,340	2,698	167,564	62.11	167,979	62.26
Total 2024	25,444	24,802	1,285,832	51.84	1,286,247	51.86

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	—	—	—	—	—	—
Total 2023	—	—	—	—	—	—

Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	18,272	6,152	293,197	47.66	293,197	47.66	[4]
Total 2023	18,272	6,152	293,197	47.66	293,197	47.66

Q1 2024	22,104	22,104	1,118,268	50.59	1,118,268	50.59
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	3,340	2,698	167,564	62.11	167,979	62.26
Total 2024	25,444	24,802	1,285,832	51.84	1,286,247	51.86
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2023
Lease expirations - Washington, DC region in-service properties [1,2,3]
as of December 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	38,767	38,767	686,881	17.72	686,881	17.72	[4]
2024	432,260	419,619	20,643,168	49.20	20,986,639	50.01
2025	249,556	204,875	13,379,484	65.31	13,904,032	67.87
2026	325,342	261,272	17,495,772	66.96	18,435,214	70.56
2027	558,326	421,118	24,649,117	58.53	26,535,368	63.01
2028	161,174	157,429	9,686,632	61.53	10,699,951	67.97
2029	616,821	586,969	31,876,301	54.31	36,337,304	61.91
2030	146,572	108,147	6,314,640	58.39	7,379,899	68.24
2031	161,273	143,988	7,871,777	54.67	9,069,465	62.99
2032	790,316	769,505	52,474,530	68.19	61,370,049	79.75
Thereafter	3,978,321	3,345,192	194,285,352	58.08	245,357,722	73.35

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	10,193	9,717	152,682	15.71	152,682	15.71	[4]
2024	17,264	17,264	934,154	54.11	934,154	54.11
2025	31,471	23,091	1,710,458	74.08	1,698,721	73.57
2026	36,085	33,061	1,968,667	59.55	1,963,571	59.39
2027	45,546	41,444	2,816,291	67.95	2,917,030	70.39
2028	29,117	29,117	2,279,296	78.28	2,339,259	80.34
2029	29,852	29,852	2,588,090	86.70	3,379,693	113.21
2030	30,508	30,508	1,898,506	62.23	2,193,725	71.91
2031	26,042	24,627	1,744,903	70.85	1,953,379	79.32
2032	17,703	17,703	1,176,107	66.44	1,276,049	72.08
Thereafter	277,576	271,568	9,779,554	36.01	12,078,035	44.48

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	48,960	48,484	839,563	17.32	839,563	17.32	[4]
2024	449,524	436,883	21,577,322	49.39	21,920,793	50.18
2025	281,027	227,966	15,089,942	66.19	15,602,753	68.44
2026	361,427	294,333	19,464,439	66.13	20,398,785	69.31
2027	603,872	462,562	27,465,408	59.38	29,452,398	63.67
2028	190,291	186,546	11,965,928	64.14	13,039,210	69.90
2029	646,673	616,821	34,464,391	55.87	39,716,997	64.39
2030	177,080	138,655	8,213,146	59.23	9,573,624	69.05
2031	187,315	168,615	9,616,680	57.03	11,022,844	65.37
2032	808,019	787,208	53,650,637	68.15	62,646,098	79.58
Thereafter	4,255,897	3,616,760	204,064,906	56.42	257,435,757	71.18
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2023
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of December 31, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	38,767	38,767	686,881	17.72	686,881	17.72	[4]
Total 2023	38,767	38,767	686,881	17.72	686,881	17.72

Q1 2024	30,429	24,830	1,083,310	43.63	1,083,310	43.63
Q2 2024	41,509	41,509	2,013,621	48.51	2,050,711	49.40
Q3 2024	80,518	73,475	3,599,240	48.99	3,679,275	50.08
Q4 2024	279,804	279,804	13,946,998	49.85	14,173,343	50.65
Total 2024	432,260	419,619	20,643,168	49.20	20,986,639	50.01

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	10,193	9,717	152,682	15.71	152,682	15.71	[4]
Total 2023	10,193	9,717	152,682	15.71	152,682	15.71

Q1 2024	1,921	1,921	40,950	21.32	40,950	21.32
Q2 2024	4,466	4,466	370,117	82.87	370,117	82.87
Q3 2024	1,702	1,702	142,348	83.64	142,348	83.64
Q4 2024	9,175	9,175	380,739	41.50	380,739	41.50
Total 2024	17,264	17,264	934,154	54.11	934,154	54.11

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	48,960	48,484	839,563	17.32	839,563	17.32	[4]
Total 2023	48,960	48,484	839,563	17.32	839,563	17.32

Q1 2024	32,350	26,751	1,124,260	42.03	1,124,260	42.03
Q2 2024	45,975	45,975	2,383,738	51.85	2,420,828	52.66
Q3 2024	82,220	75,177	3,741,588	49.77	3,821,623	50.84
Q4 2024	288,979	288,979	14,327,737	49.58	14,554,082	50.36
Total 2024	449,524	436,883	21,577,322	49.39	21,920,793	50.18
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2023
Lease expirations - CBD properties [1,2,3]
as of December 31, 2023

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	26,759	26,759	1,638,150	61.22	1,638,150	61.22	[4]
2024	210,384	175,870	12,789,677	72.72	13,361,640	75.97
2025	340,202	310,743	25,852,095	83.19	26,284,443	84.59
2026	578,632	545,770	43,864,716	80.37	44,998,263	82.45
2027	497,297	483,182	43,933,965	90.93	48,185,381	99.73
2028	808,536	785,709	81,552,714	103.80	87,898,259	111.87
2029	799,837	665,001	50,448,199	75.86	60,135,195	90.43
2030	1,393,910	1,351,937	96,407,338	71.31	103,677,982	76.69
2031	43,944	37,448	3,141,632	83.89	3,587,464	95.80
2032	440,634	440,043	36,787,927	83.60	41,165,257	93.55
Thereafter	5,068,355	4,055,671	339,597,818	83.73	431,491,197	106.39

Los Angeles

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	—	—	—	—	—	—
2024	247,332	246,332	18,849,556	76.52	18,927,892	76.84
2025	47,039	46,154	4,973,190	107.75	5,133,434	111.22
2026	4,573	4,573	314,583	68.79	342,060	74.80
2027	28,614	28,614	1,733,441	60.58	1,947,462	68.06
2028	246,857	149,060	12,072,212	80.99	13,760,126	92.31
2029	453,889	278,933	19,738,834	70.77	22,251,349	79.77
2030	27,790	27,790	2,104,944	75.74	2,696,419	97.03
2031	—	—	—	—	—	—
2032	241,672	122,706	10,102,206	82.33	12,894,276	105.08
Thereafter	671,660	569,217	40,378,752	70.94	53,951,825	94.78

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	17,441	10,815	1,044,851	96.61	1,044,851	96.61	[4]
2024	429,031	295,665	30,755,412	104.02	31,250,372	105.70
2025	830,260	517,392	54,520,762	105.38	54,708,532	105.74
2026	466,237	295,169	45,163,084	153.01	44,117,983	149.47
2027	227,662	156,556	19,129,970	122.19	19,363,011	123.68
2028	579,222	381,419	38,317,361	100.46	39,423,747	103.36
2029	634,613	598,249	65,794,173	109.98	71,164,978	118.96
2030	700,201	647,594	62,328,083	96.25	67,291,964	103.91
2031	247,573	193,944	20,953,833	108.04	22,443,053	115.72
2032	213,067	122,499	10,825,837	88.38	11,330,904	92.5
Thereafter	5,087,951	3,526,237	371,832,616	105.45	445,585,248	126.36

Q4 2023
Lease expirations - CBD properties (continued) [1,2,3]
as of December 31, 2023

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	17,987	17,987	2,301,448	127.95	2,301,448	127.95	[4]
2024	432,164	432,164	34,829,820	80.59	33,507,795	77.53
2025	299,631	299,631	27,268,790	91.01	28,194,996	94.10
2026	477,155	477,155	44,227,813	92.69	45,990,146	96.38
2027	439,091	439,091	43,501,610	99.07	46,517,944	105.94
2028	540,064	540,064	50,866,347	94.19	56,049,337	103.78
2029	284,098	284,098	29,778,207	104.82	33,797,025	118.96
2030	290,296	290,296	29,413,979	101.32	34,329,363	118.26
2031	803,362	803,362	86,114,822	107.19	95,607,780	119.01
2032	252,896	252,896	22,959,690	90.79	28,900,327	114.28
Thereafter	966,335	966,335	95,766,414	99.10	114,092,409	118.07

Seattle, WA

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	18,272	6,152	293,197	47.66	293,197	47.66	[4]
2024	25,444	24,802	1,285,832	51.84	1,286,247	51.86
2025	32,959	16,876	975,136	57.78	997,265	59.09
2026	38,196	34,883	2,105,516	60.36	2,188,559	62.74
2027	76,817	73,898	4,399,412	59.53	4,667,274	63.16
2028	647,920	311,389	17,344,046	55.70	18,688,850	60.02
2029	255,703	234,955	13,881,262	59.08	15,010,385	63.89
2030	33,054	33,054	2,032,630	61.49	2,281,026	69.01
2031	7,790	4,645	280,438	60.38	329,413	70.92
2032	64,737	51,388	3,809,661	74.14	4,591,102	89.34
Thereafter	44,247	17,364	762,876	43.93	1,052,150	60.59

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	635	159	6,863	43.23	6,863	43.23	[4]
2024	37,330	24,689	1,223,713	49.57	1,236,408	50.08
2025	135,656	82,595	7,458,436	90.30	7,709,791	93.34
2026	169,935	102,841	9,208,037	89.54	9,583,409	93.19
2027	216,934	75,623	6,007,235	79.44	6,321,108	83.59
2028	74,058	70,313	5,250,754	74.68	5,732,623	81.53
2029	81,807	51,955	3,759,849	72.37	4,173,935	80.34
2030	72,929	34,504	2,251,628	65.26	2,766,199	80.17
2031	89,259	70,559	4,160,760	58.97	4,664,416	66.11
2032	311,503	290,692	22,241,560	76.51	25,474,487	87.63
Thereafter	1,094,477	823,126	58,527,660	71.10	74,610,191	90.64

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2023
Lease expirations - Suburban properties [1,2,3]
as of December 31, 2023

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	5,711	5,711	285,734	50.03	285,734	50.03	[4]
2024	348,756	348,756	18,246,900	52.32	18,295,624	52.46
2025	667,702	667,702	36,715,515	54.99	37,060,387	55.50
2026	256,101	256,101	14,856,765	58.01	16,206,841	63.28
2027	269,606	269,606	15,682,074	58.17	16,072,087	59.61
2028	253,199	253,199	13,972,718	55.18	14,807,333	58.48
2029	474,664	474,664	23,157,356	48.79	26,469,220	55.76
2030	180,007	180,007	9,525,973	52.92	10,694,244	59.41
2031	571,925	511,585	32,098,462	62.74	35,424,515	69.24
2032	153,189	153,189	15,925,498	103.96	18,997,804	124.02
Thereafter	667,028	667,028	42,066,310	63.07	50,538,837	75.77

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	—	—	—	—	—	—
2024	395,571	395,571	14,659,780	37.06	14,665,600	37.07
2025	255,319	255,319	10,119,792	39.64	10,258,422	40.18
2026	282,134	282,134	11,447,619	40.58	11,802,855	41.83
2027	198,055	198,055	7,407,730	37.40	7,690,373	38.83
2028	58,124	58,124	2,137,294	36.77	2,277,705	39.19
2029	191,296	191,296	7,837,674	40.97	7,854,267	41.06
2030	47,174	47,174	1,791,048	37.97	1,932,570	40.97
2031	161,276	161,276	6,616,523	41.03	6,953,489	43.12
2032	55,310	55,310	2,033,258	36.76	2,254,498	40.76
Thereafter	137,079	137,079	5,327,148	38.86	6,099,283	44.49

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	25,459	23,272	2,045,073	87.88	2,045,073	87.88	[4]
2024	137,985	86,860	4,101,760	47.22	4,141,261	47.68
2025	396,267	365,581	24,269,658	66.39	25,113,771	68.70
2026	217,781	126,689	9,704,955	76.60	10,085,304	79.61
2027	104,269	93,305	7,025,391	75.30	7,585,729	81.30
2028	92,964	62,977	3,616,038	57.42	4,103,294	65.16
2029	78,203	53,699	2,018,370	37.59	2,344,505	43.66
2030	75,755	64,142	3,910,104	60.96	4,670,986	72.82
2031	290,714	143,051	12,086,340	84.49	14,444,677	100.98
2032	61,035	30,518	1,848,736	60.58	2,125,451	69.65
Thereafter	—	—	—	—	—	—

Q4 2023
Lease expirations - Suburban properties (continued) [1,2,3]
as of December 31, 2023

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	48,325	48,325	832,701	17.23	832,701	17.23	[4]
2024	412,194	412,194	20,353,609	49.38	20,684,386	50.18
2025	145,371	145,371	7,631,506	52.50	7,892,962	54.30
2026	191,492	191,492	10,256,401	53.56	10,815,376	56.48
2027	386,938	386,938	21,458,173	55.46	23,131,290	59.78
2028	116,233	116,233	6,715,174	57.77	7,306,587	62.86
2029	564,866	564,866	30,704,542	54.36	35,543,062	62.92
2030	104,151	104,151	5,961,517	57.24	6,807,426	65.36
2031	98,056	98,056	5,455,921	55.64	6,358,429	64.84
2032	496,516	496,516	31,409,077	63.26	37,171,612	74.86
Thereafter	3,161,420	2,793,634	145,537,246	52.10	182,825,566	65.44

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2023
Research coverage
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed below are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed below do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference below imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Marie Ferguson	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Camille Bonnel	646.855.1363 / 416.369.2140
Barclays	Anthony Powell	212.526.8768
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citi	Nicholas Joseph / Michael Griffin	212.816.1909 / 212.816.5871
Compass Point Research & Trading, LLC	Floris van Dijkum	646.757.2621
Deutsche Bank	Omotayo Okusanya	212.250.9284
Evercore ISI	Steve Sakwa	212.446.9462
Goldman Sachs	Caitlin Burrows	212.902.4736
Green Street Advisors	Dylan Burzinski	949.640.8780
Jefferies & Co.	Peter Abramowitz	212.336.7241
J.P. Morgan Securities	Anthony Paolone	212.622.6682
Keybanc Capital Market	Todd Thomas/Upal Rana	917.368.2286 / 917.368.2316
Mizuho Securities	Vikram Malhotra	212.209.9300
Morgan Stanley	Ronald Kamdem	212.296.8319
Piper Sandler Companies	Alexander Goldfarb	212.466.7937
Scotiabank GBM	Nicholas Yulico	212.225.6904
Truist Securities	Michael Lewis	212.319.5659
UBS US Equity Research	Michael Goldsmith	212.713.2951
Wedbush	Richard Anderson	212.938.9949
Wells Fargo Securities	Blaine Heck	443.263.6529
Wolfe Research	Andrew Rosivach	646.582.9250

Debt Research Coverage
Barclays	Srinjoy Banerjee	212.526.3521
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Kevin McClure	704.410.1100

Rating Agencies
Moody’s Investors Service	Christian Azzi	212.553.7718
Standard & Poor’s	Hannah Gray	212.438.0244

Q4 2023
Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 60.
The Company may also present "BXP's Share" of certain operating metrics, such as occupancy and leased percentages based upon square footage. Amounts are calculated based on our consolidated portfolio square feet, plus our share of the square feet from the unconsolidated joint ventures properties (calculated based on our ownership percentage), minus our partners’ share of square feet from our consolidated joint venture properties (calculated based upon the partners’ percentage ownership interests).
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units, (7) common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units, (8) common units issuable upon conversion of 2016 MYLTIP Units that were issued in the form of LTIP Units, (9) on and after February 6, 2020, which was the end of the performance period for 2017 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2017 MYLTIP Units that were issued in the form of LTIP Units, (10) on and after February 5, 2021, which was the end of the performance period for 2018 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2018 MYLTIP Units that were issued in the form of LTIP Units, (11) on and after February 4, 2022, which was the end of the performance period for 2019 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2019 MYLTIP Units and (12) on and after February 3, 2023, which was the end of the performance period for 2020 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2020 MYLTIP Units that were issued in the form of LTIP Units. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2021, 2022 and 2023 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are

Q4 2023
Definitions (continued)

evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income (loss) attributable to Boston Properties, Inc, the most directly comparable GAAP financial measure, plus net (income) loss attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate and sales-type leases. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net income (loss) attributable to Boston Properties, Inc.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion of sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income (loss) attributable to Boston Properties, Inc. as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income (loss) attributable to Boston Properties, Inc. in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation and amortization, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment (excluding prepaid ground rent expense), hedge amortization, fair value interest adjustment, fair value lease revenue and amortization and accretion related to sales type lease receivable, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc.’s co determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q4 2023
Definitions (continued)

Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP) for gains (or losses) from sales of properties or a change in control, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales or a change in control of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income (loss) attributable to Boston Properties, Inc. as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc. (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures. A property will no longer be considered “in-service” when the occupied percentage is below 50% and the Company is no longer actively leasing the property in anticipation of a future development/redevelopment.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization, (2) BXP’s Share of fair value interest adjustment and (3) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) (if any). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that (1) BXP’s Share of Debt is utilized instead of the Company’s consolidated debt after eliminating BXP’s Share of the related party note receivable and (2) BXP’s Share of cash is utilized instead of consolidated cash. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q4 2023
Definitions (continued)

Net Operating Income/(Loss) (NOI)
Net operating income/(loss) (NOI) is a non-GAAP financial measure equal to net income (loss) attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus (1) net (income) loss attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, depreciation and amortization expense, losses from interest rate contracts, unrealized loss on non-real estate investment, losses from early extinguishments of debt, and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate, gains (losses) from investments in securities, interest and other income (loss), and gain on sales-type lease. In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease, straight-line ground rent expense adjustment (excluding prepaid ground rent), prepaid ground rent expense and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues, amortization and accretion related to sales type lease receivable and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent and amortization and accretion related to sale type lease receivable provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from clients under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 21 - 24 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q4 2023
Reconciliations
(unaudited and in thousands)

BXP’s Share of select items
	Three Months Ended
	31-Dec-23	30-Sep-23
Revenue	$828,933	$824,283
Partners’ share of revenue from consolidated joint ventures (JVs)	(81,552)	(83,203)
BXP’s share of revenue from unconsolidated JVs	63,776	67,723
BXP’s Share of revenue	$811,157	$808,803

Straight-line rent	$29,235	$19,139
Partners’ share of straight-line rent from consolidated JVs	(4,555)	(5,994)
BXP’s share of straight-line rent from unconsolidated JVs	4,085	3,502
BXP’s Share of straight-line rent	$28,765	$16,647

Fair value lease revenue [2]	$2,518	$2,981
Partners’ share of fair value lease revenue from consolidated JVs [2]	(131)	(137)
BXP’s share of fair value lease revenue from unconsolidated JVs [2]	1,054	1,063
BXP’s Share of fair value lease revenue [2]	$3,441	$3,907

Lease termination income	$10,485	$2,564
Partners’ share of termination income from consolidated JVs	(135)	(129)
BXP’s share of termination income from unconsolidated JVs	—	500
BXP’s Share of termination income	$10,350	$2,935

Non-cash termination income adjustment (fair value lease amounts)	$3,129	$—
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$3,129	$—

Parking and other revenue	$30,676	$29,649
Partners’ share of parking and other revenue from consolidated JVs	(831)	(1,080)
BXP’s share of parking and other revenue from unconsolidated JVs	2,407	3,465
BXP’s Share of parking and other revenue	$32,252	$32,034

Hedge amortization, net of costs	$1,590	$1,590
Partners’ share of hedge amortization, net of costs from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization, net of costs from unconsolidated JVs	584	(1,919)
BXP’s Share of hedge amortization, net of costs	$2,030	$(473)

Straight-line ground rent expense adjustment	$35	$713
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	139	141
BXP’s Share of straight-line ground rent expense adjustment	$174	$854

Depreciation and amortization	$212,067	$207,435
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(19,284)	(18,174)
BXP’s share of depreciation and amortization from unconsolidated JVs	24,132	25,666
BXP’s Share of depreciation and amortization	$216,915	$214,927

Lease transaction costs that qualify as rent inducements [3]	$1,276	$(5,943)
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [3]	(164)	(303)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [3]	202	283
BXP’s Share of lease transaction costs that qualify as rent inducements [3]	$1,314	$(5,963)

2nd generation tenant improvements and leasing commissions	$65,117	$104,872
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(12,582)	(25,715)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	1,174	775
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$53,709	$79,932

Q4 2023
Reconciliations (continued)

Maintenance capital expenditures [4]	$18,302	$19,599
Partners’ share of maintenance capital expenditures from consolidated JVs [4]	(2,918)	(2,695)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [4]	781	91
BXP’s Share of maintenance capital expenditures [4]	$16,165	$16,995

Interest expense	$155,080	$147,812
Partners’ share of interest expense from consolidated JVs	(12,013)	(12,019)
BXP’s share of interest expense from unconsolidated JVs	22,718	25,245
BXP’s Share of interest expense	$165,785	$161,038

Capitalized interest	$9,207	$9,676
Partners’ share of capitalized interest from consolidated JVs	(24)	(16)
BXP’s share of capitalized interest from unconsolidated JVs	2,295	1,922
BXP’s Share of capitalized interest	$11,478	$11,582

Amortization of financing costs	$5,430	$5,121
Partners’ share of amortization of financing costs from consolidated JVs	(498)	(498)
BXP’s share of amortization of financing costs from unconsolidated JVs	478	641
BXP’s Share of amortization of financing costs	$5,410	$5,264

Fair value interest adjustment	$140	$—
Partners’ share of fair value of interest adjustment from consolidated JVs	—	—
BXP’s share off fair value interest adjustment from unconsolidated JVs	499	499
BXP’s Share of fair value interest adjustment	$639	$499

Amortization and accretion related to sales type lease	$238	$233
Partners’ share of amortization and accretion related to sales type lease from consolidated JVs	—	—
BXP’s share off amortization and accretion related to sales type lease from unconsolidated JVs	18	—
BXP’s Share of amortization and accretion related to sales type lease	$256	$233

_____________
1Represents the reinstatement of accrued rent balances related to clients that the Company determined are now probable of collection.
2Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
3Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
4Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q4 2023
Reconciliations (continued)
for the three months ended December 31, 2023
(unaudited and dollars in thousands)

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
CONSOLIDATED JOINT VENTURES		100 Federal Street
		Atlantic Wharf Office
	767 Fifth Avenue	343 Madison Avenue	Total Consolidated
	(The GM Building)	300 Binney Street [1]	Joint Ventures
Revenue
Lease [2]	$72,156	$104,283	$176,439
Straight-line rent	7,639	3,330	10,969
Fair value lease revenue	327	—	327
Termination income	—	300	300
Total lease revenue	80,122	107,913	188,035
Parking and other	—	1,846	1,846
Total rental revenue [3]	80,122	109,759	189,881
Expenses
Operating	31,732	39,807	71,539
Net Operating Income (NOI)	48,390	69,952	118,342

Other income (expense)
Development and management services revenue	—	246	246
Gain from investment in securities	—	5	5
Interest and other income	1,468	1,662	3,130
Interest expense	(21,395)	(7,687)	(29,082)
Depreciation and amortization expense	(17,454)	(25,943)	(43,397)
General and administrative expense	(4)	(86)	(90)
Total other income (expense)	(37,385)	(31,803)	(69,188)
Net income	$11,005	$38,149	$49,154

BXP’s nominal ownership percentage	60.00%	55.00%

Partners’ share of NOI (after income allocation to private REIT shareholders) [4]	$18,730	$30,533	$49,263
BXP’s share of NOI (after income allocation to private REIT shareholders)	$29,660	$39,419	$69,079
Unearned portion of capitalized fees [5]	$93	$468	$561

Partners’ share of select items [4]
Partners’ share of parking and other revenue	$—	$831	$831
Partners’ share of hedge amortization	$144	$—	$144
Partners’ share of amortization of financing costs	$346	$152	$498
Partners’ share of depreciation and amortization related to capitalized fees	$367	$460	$827
Partners’ share of capitalized interest	$—	$24	$24
Partners’ share of lease transaction costs that qualify as rent inducements	$—	$(164)	$(164)
Partners’ share of management and other fees	$631	$972	$1,603
Partners’ share of basis differential depreciation and amortization expense	$(24)	$(175)	$(199)
Partners’ share of basis differential interest and other adjustments	$(4)	$19	$15

Reconciliation of Partners’ share of EBITDAre [6]
Partners’ NCI	$3,432	$15,892	$19,324
Add:
Partners’ share of interest expense after BXP’s basis differential	8,554	3,459	12,013
Partners’ share of depreciation and amortization expense after BXP’s basis differential	7,325	11,959	19,284
Partners’ share of EBITDAre	$19,311	$31,310	$50,621

Q4 2023
Reconciliations (continued)
for the three months ended December 31, 2023
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES
		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
		100 Federal Street
		Atlantic Wharf Office
	767 Fifth Avenue	343 Madison Avenue	Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [6]	(The GM Building)	300 Binney Street [1]	Joint Ventures
Rental revenue [3]	$32,049	$49,392	$81,441
Less: Termination income	—	135	135
Rental revenue (excluding termination income) [3]	32,049	49,257	81,306
Less: Operating expenses (including partners’ share of management and other fees)	13,319	18,880	32,199
Income allocation to private REIT shareholders	—	(21)	(21)
NOI (excluding termination income and after income allocation to private REIT shareholders)	$18,730	$30,398	$49,128

Rental revenue (excluding termination income) [3]	$32,049	$49,257	$81,306
Less: Straight-line rent	3,056	1,499	4,555
Fair value lease revenue	131	—	131
Add: Lease transaction costs that qualify as rent inducements	—	164	164
Subtotal	28,862	47,922	76,784
Less: Operating expenses (including partners’ share of management and other fees)	13,319	18,880	32,199
Income allocation to private REIT shareholders	—	(21)	(21)
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$15,543	$29,063	$44,606

Reconciliation of Partners’ share of Revenue [4]
Rental revenue [3]	$32,049	$49,392	$81,441
Add: Development and management services revenue	—	111	111
Revenue	$32,049	$49,503	$81,552

_________
1See the Acquisitions and Dispositions section of this Supplemental package on page 13.
2 Lease revenue includes recoveries from clients and service income from clients.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4Amounts represent the partners’ share based on their respective ownership percentage.
5Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
6Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q4 2023
Reconciliations (continued)
for the three months ended December 31, 2023
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$24,991	$31,314		$23,456		$12,120		$6,811	$26,024		$124,716
Straight-line rent	1,354	(680)		935		4,164		726	1,297		7,796
Fair value lease revenue	—	96		1,538		17		1,134	—		2,785
Amortization and accretion related to sales type lease	35	—		—		—		—	—		35
Total lease revenue	26,380	30,730		25,929		16,301		8,671	27,321		135,332
Parking and other	433	2,562		56		227		555	1,293		5,126
Total rental revenue [3]	26,813	33,292		25,985		16,528		9,226	28,614		140,458
Expenses
Operating	8,650	14,087		14,023	[4]	5,248		3,598	10,536		56,142
Net operating income/(loss)	18,163	19,205		11,962		11,280		5,628	18,078		84,316

Other income/(expense)
Development and management services revenue	—	—		453		—		—	27		480
Interest and other income (loss)	(51)	772		305		6		142	731		1,905
Interest expense	(11,516)	(10,618)		(13,576)		—		(4,295)	(10,746)		(50,751)
Unrealized loss on derivative instruments	—	—		(20,671)		—		—	—		(20,671)
Transaction costs	(122)	—		—		—		—	—		(122)
Depreciation and amortization expense	(8,464)	(11,241)		(8,613)		(6,193)		(4,471)	(7,195)		(46,177)
General and administrative expense	(3)	(229)		(181)		(5)		—	(39)		(457)
Gain on sales-type lease	2,737	—		—		—		—	—		2,737
Total other income/(expense)	(17,419)	(21,316)		(42,283)		(6,192)		(8,624)	(17,222)		(113,056)
Net income/(loss)	$744	$(2,111)		$(30,321)		$5,088		$(2,996)	$856		$(28,740)

BXP’s share of select items:
BXP’s share of parking and other revenue	$217	$1,305		$28		$114		$187	$556	[5]	$2,407
BXP’s share of amortization of financing costs	$177	$82		$65		$—		$29	$125	[5]	$478
BXP’s share of hedge amortization, net of costs	$—	$—		$—		$—		$584	$—		$584
BXP’s share of fair value interest adjustment	$—	$—		$499		$—		$—	$—		$499
BXP’s share of capitalized interest	$—	$—		$2,065		$—		$—	$230	[5]	$2,295
BXP’s share of amortization and accretion related to sales type lease	$18	$—		$—		$—		$—	$—		$18

Reconciliation of BXP’s share of EBITDAre
Income/(loss) from unconsolidated joint ventures	$365	$27,885		$(5,921)		$1,790		$(743)	$(1,126)	[5]	$22,250
Add:
BXP’s share of interest expense	5,758	5,587		4,933		—		1,446	4,994	[5]	22,718
BXP’s share of depreciation and amortization expense	4,240	7,007	[6]	4,624		3,590	[6]	1,222	3,449	[5]	24,132
Less:
Gain (loss) on sale / consolidation	—	29,903	[7]	—		—		—	(1,491)		28,412
BXP’s share of gain on sales-type lease	1,368	—		—		—		—	—		1,368
BXP’s share of EBITDAre	$8,995	$10,576	[6]	$3,636		$5,380	[6]	$1,925	$8,808	[5]	$39,320

Q4 2023
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES [1]
Reconciliation of BXP’s share of Net Operating Income/(Loss)	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [3]	$13,407	$17,704	[6]	$8,009	[6]	$8,008	[6]	$3,106	$13,301	[5]	$63,535
BXP’s share of operating expenses	4,325	7,387		4,646		2,624		1,210	4,823	[5]	25,015
BXP’s share of net operating income/(loss)	9,082	10,317	[6]	3,363	[6]	5,384	[6]	1,896	8,478	[5]	38,520
Less:
BXP’s share of termination income	—	—		—		—		—	—		—
BXP’s share of net operating income/(loss) (excluding termination income)	9,082	10,317		3,363		5,384		1,896	8,478	[5]	38,520
Less:
BXP’s share of straight-line rent	677	(269)	[6]	699	[6]	2,045	[6]	244	689	[5]	4,085
BXP’s share of fair value lease revenue	—	354	[6]	528	[6]	(210)	[6]	382	—		1,054
BXP’s share of amortization and accretion related to sales type lease	18	—		—		—		—	—		18
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—		139		—		—	—		139
BXP’s share of lease transaction costs that qualify as rent inducements	—	326		(174)		—		—	50	[5]	202
BXP’s share of net operating income/(loss) - cash (excluding termination income)	$8,387	$10,558	[6]	$2,101	[6]	$3,549	[6]	$1,270	$7,839	[5]	$33,704

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [3]	$13,407	$17,704	[6]	$8,009	[6]	$8,008	[6]	$3,106	$13,301	[5]	$63,535
Add:
BXP’s share of development and management services revenue	—	—		227		—		—	14		241
BXP’s share of revenue	$13,407	$17,704	[6]	$8,236	[6]	$8,008	[6]	$3,106	$13,315	[5]	$63,776

_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4 Includes approximately $278 of straight-line ground rent expense.
5 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement of 901 New York Avenue.
6 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.
7 On December 14, 2023, the Company acquired its joint venture partner’s 45% ownership interest in Santa Monica Business Park located in Santa Monica, California for a purchase price of $38.0 million. The Company recognized a gain of approximately $29.9 million on the consolidation of Santa Monica Business Park..

Q4 2023
Reconciliations (continued)
Reconciliation of Net income attributable to Boston Properties, Inc. to
BXP’s Share of same property net operating income (NOI)
(dollars in thousands)

	Three Months Ended
	30-Sep-23	30-Sep-22
Net income (loss) attributable to Boston Properties, Inc.	$(111,826)	$360,977
Net (income) loss attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	(12,626)	40,883
Noncontrolling interest in property partnerships	20,909	18,801
Net income (loss)	(103,543)	420,661
Add:
Interest expense	147,812	111,846
Losses from investments in securities	925	1,571
Loss from unconsolidated joint ventures	247,556	3,524
Depreciation and amortization expense	207,435	190,675
Transaction costs	751	1,650
Payroll and related costs from management services contracts	3,906	3,900
General and administrative expense	31,410	32,519
Less:
Interest and other income (loss)	20,715	3,728
Unrealized loss on non-real estate investment	(51)	—
Gains on sales of real estate	517	262,345
Direct reimbursements of payroll and related costs from management services contracts	3,906	3,900
Development and management services revenue	9,284	7,465
Net Operating Income (NOI)	501,881	488,908
Add:
BXP’s share of NOI from unconsolidated joint ventures	39,165	35,316
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders)	50,047	48,306
BXP’s Share of NOI	490,999	475,918
Less:
Termination income	2,564	1,980
BXP’s share of termination income from unconsolidated joint ventures	500	500
Add:
Partners’ share of termination income from consolidated joint ventures	129	57
BXP’s Share of NOI (excluding termination income)	$488,064	$473,495

Net Operating Income (NOI)	$501,881	$488,908
Less:
Termination income	2,564	1,980
NOI from non Same Properties (excluding termination income)	26,144	14,621
Same Property NOI (excluding termination income)	473,173	472,307
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	49,918	48,249
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	—	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	38,665	34,816
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income)	5,094	796
BXP’s Share of Same Property NOI (excluding termination income)	$456,826	$458,078

Change in BXP’s Share of Same Property NOI (excluding termination income)	$(1,252)
Change in BXP’s Share of Same Property NOI (excluding termination income)	(0.3)%

Q4 2023
Reconciliations (continued)
Reconciliation of Net income attributable to Boston Properties, Inc. to
BXP’s Share of same property net operating income (NOI) - cash
(dollars in thousands)

	Three Months Ended
	30-Sep-23	30-Sep-22
Net income (loss) attributable to Boston Properties, Inc.	$(111,826)	$360,977
Net (income) loss attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	(12,626)	40,883
Noncontrolling interest in property partnerships	20,909	18,801
Net income (loss)	(103,543)	420,661
Add:
Interest expense	147,812	111,846
Losses from investments in securities	925	1,571
Loss from unconsolidated joint ventures	247,556	3,524
Depreciation and amortization expense	207,435	190,675
Transaction costs	751	1,650
Payroll and related costs from management services contracts	3,906	3,900
General and administrative expense	31,410	32,519
Less:
Interest and other income (loss)	20,715	3,728
Unrealized loss on non-real estate investment	(51)	—
Gains on sales of real estate	517	262,345
Direct reimbursements of payroll and related costs from management services contracts	3,906	3,900
Development and management services revenue	9,284	7,465
Net Operating Income (NOI)	501,881	488,908
Less:
Straight-line rent	19,139	32,140
Fair value lease revenue	2,981	2,442
Amortization and accretion related to sales type lease	233	—
Termination income	2,564	1,980
Add:
Straight-line ground rent expense adjustment [1]	578	631
Lease transaction costs that qualify as rent inducements [2]	(5,943)	4,667
NOI - cash (excluding termination income)	471,599	457,644
Less:
NOI - cash from non Same Properties (excluding termination income)	18,721	9,868
Same Property NOI - cash (excluding termination income)	452,878	447,776
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	44,090	45,046
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	—	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income)	34,524	30,969
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income)	3,175	730
BXP’s Share of Same Property NOI - cash (excluding termination income)	$440,137	$432,969

Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	$7,168
Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	1.7%
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $135 and $169 for the three months ended September 30, 2023 and 2022, respectively. As of September 30, 2023, the Company has remaining lease payments aggregating approximately $24.3 million, all of which it expects to incur by the end of 2025 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2025 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP.

Q4 2023
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Dec-22	30-Sep-22
Revenue
Lease	$739,094	$739,255
Parking and other	26,088	26,259
Insurance proceeds	903	1,895
Hotel revenue	11,087	11,749
Development and management services	8,406	7,465
Direct reimbursements of payroll and related costs from management services contracts	4,246	3,900
Total revenue	789,824	790,523
Expenses
Operating	144,668	145,083
Real estate taxes	135,529	135,670
Demolition costs	203	—
Restoration expenses related to insurance claim	1,865	949
Hotel operating	7,646	8,548
General and administrative	36,000	32,519
Payroll and related costs from management services contracts	4,246	3,900
Transaction costs	759	1,650
Depreciation and amortization	198,330	190,675
Total expenses	529,246	518,994
Other income (expense)
Loss from unconsolidated joint ventures	(58,451)	(3,524)
Gains on sales of real estate	55,726	262,345
Gain on sales-type lease	10,058	—
Gains (losses) from investments in securities	2,096	(1,571)
Interest and other income (loss)	5,789	3,728
Unrealized loss on non-real estate investment	(150)	—
Interest expense	(119,923)	(111,846)
Net income	155,723	420,661
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(19,961)	(18,801)
Noncontrolling interest - common units of the Operating Partnership	(13,972)	(40,883)
Net income attributable to Boston Properties, Inc.	$121,790	$360,977

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.78	$2.30
Net income attributable to Boston Properties, Inc. per share - diluted	$0.78	$2.29